Exhibit 10.1

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED SEVENTY-SEVEN
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

KARDEX: 030098.- NOTE:

INSTRUMENT NO:

CONVEYANCE OF SURFACE RIGHTS FOR VALUABLE CONSIDERATION GRANTED TO:

MEDIC-SER S.A. AND PERUVIAN RED CROSS SOCIETY WITH THE PARTICIPATION OF

GRUPO SALUD DEL PERU S.A.C.

INTRODUCTION:

IN THE CITY OF LIMA, CAPITAL OF THE REPUBLIC OF PERU, DISTRICT OF MAGDALENA DEL MAR, ON THE NINTH (9) DAY OF THE MONTH OF JULY OF TWO THOUSAND NINE (2009), BEFORE ME: LUIS DANNON BRENDER, ATTORNEY [AND] NOTARY PUBLIC OF THIS CAPITAL;

APPEAR:

MR. JESUS ANTONIO ZAMORA LEON, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 06505966, WITH RECORD OF HAVING VOTED IN THE LAST MUNICIPAL ELECTIONS.

WHO STATED TO ME TO BE OF NATIONALITY: PERUVIAN, OF MARITAL STATUS: SINGLE, OF PROFESSION OR OCCUPATION: GENERAL MANAGER.

WITH LEGAL ADDRESS FOR PURPOSES OF THIS INSTRUMENT AT CALLE LOS PINOS NUMBER 222, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA.

WHO PROCEEDS ON BEHALF AND IN REPRESENTATION OF MEDIC-SER S.A. WITH UNIQUE TAXPAYER REGISTRATION NUMBER 20501781291, DULY AUTHORIZED ACCORDING TO A POWER OF ATTORNEY RECORDED AS ELECTRONIC RECORD NUMBER 11258055 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MS. NORMA ISABEL CAMPOBLANCO VEGA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 31618399, WITH RECORD OF HAVING VOTED IN THE LAST MUNICIPAL ELECTIONS.

WHO STATED TO ME TO BE OF NATIONALITY: PERUVIAN, OF MARITAL STATUS: MARRIED, OF PROFESSION OR OCCUPATION: BUSINESSWOMAN.

WITH LEGAL ADDRESS FOR PURPOSES OF THIS INSTRUMENT AT AVENIDA AREQUIPA NUMBER 185, SANTA BEATRIZ SUBDIVISION, DISTRICT, PROVINCE AND DEPARTMENT OF LIMA.

WHO PROCEEDS ON BEHALF AND IN REPRESENTATION OF PERUVIAN RED CROSS SOCIETY WITH UNIQUE TAXPAYER REGISTRATION NUMBER 20143306667, DULY AUTHORIZED ACCORDING TO A POWER OF ATTORNEY RECORDED AS ENTRY A-0021 IN ELECTRONIC RECORD NUMBER 01786857 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR. LUIS FELIPE PINILLOS CASABONNE, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 10810449, WITH RECORD OF HAVING VOTED IN THE LAST MUNICIPAL ELECTIONS.

WHO STATED TO ME TO BE OF NATIONALITY: PERUVIAN, OF MARITAL STATUS: MARRIED, OF PROFESSION OR OCCUPATION: BUSINESSMAN.

WITH LEGAL ADDRESS FOR PURPOSES OF THIS INSTRUMENT AT CALLE LOS PINOS NUMBER 222, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA.

WHO PROCEEDS ON BEHALF OF AND IN REPRESENTATION GRUPO SALUD DEL PERU S.A.C. WITH UNIQUE TAXPAYER REGISTRATION NUMBER 20477840427, DULY AUTHORIZED ACCORDING TO A POWER OF ATTORNEY RECORDED IN ELECTRONIC RECORD NUMBER 12233774 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

THE APPEARING PARTIES ARE SKILLED IN THE SPANISH LANGUAGE, ACT WITH LEGAL CAPACITY, FREE WILL AND KNOWLEDGE OF THE ACT THAT THEY PERFORM IN MERIT OF THE NOTICE I GAVE THEM TO SUCH RESPECT.

IN THIS NOTICE THEY DELIVERED TO ME A DULY SIGNED DRAFT, THE SAME THAT IS CURRENTLY ARCHIVED IN MY NOTE FILE BOOK WITH THE CORRESPONDING ORDER NUMBER, UNDER THE TITLE OF “CONVEYANCE OF SURFACE RIGHTS FOR VALUABLE CONSIDERATION,” WHICH IS WORDED AS I TRANSCRIBE BELOW:

NOTE:

MR. NOTARY PUBLIC:

PLEASE RECORD, IN YOUR REGISTRY OF PUBLIC INSTRUMENTS, A CONVEYANCE OF SURFACE RIGHTS FOR VALUABLE CONSIDERATION (THE CONTRACT) GRANTED BY THE FIRST PARTY:

- MEDIC-SER, S.A., WITH UNIQUE TAXPAYER REGISTRATION NUMBER 20501781291, WITH ADDRESS AT CALLE LOS PINOS NUMBER 222, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY ITS MANAGING DIRECTOR, MR. JESÚS ANTONIO ZAMORA LEÓN, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 06505966, WITH

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED AND SEVENTY-SEVEN

THE POWER-OF-ATTORNEY RECORDED IN ELECTRONIC RECORD NUMBER 112558055, OF THE REGISTRY OF LEGAL ENTITIES OF THE REGISTRY OFFICE OF LIMA AND CALLAO, WHICH WILL HEREINAFTER BE DENOMINATED MEDIC-SER; AND, THE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 2 of 30]

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED SEVENTY-SEVEN
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

SECOND PARTY,

- PERUVIAN RED CROSS SOCIETY, WITH UNIQUE TAXPAYER REGISTRATION NUMBER 20143306667, WITH ADDRESS AT AVENIDA AREQUIPA NUMBER 185, SANTA BEATRIZ SUBDIVISION, DISTRICT OF LIMA, PROVINCE AND DEPARTMENT OF LIMA, DULY REPRESENTED BY MS. NORMA ISABEL CAMPOBLANCO DE VEGA, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 31618399, WITH THE POWER-OF-ATTORNEY RECORDED AS ENTRY A-00021 OF ELECTRONIC RECORD NUMBER 01786857, OF THE REGISTRY OF LEGAL ENTITIES OF THE REGISTRY OFFICE OF LIMA AND CALLAO, WHICH WILL HEREINAFTER BE DENOMINATED RED CROSS.

WITH THE INTERVENTION OF:

- GRUPO SALUD DEL PERÚ S.A.C., WITH UNIQUE TAXPAYER REGISTRY NUMBER 20477840427, WITH ADDRESS FOR THESE PURPOSES AT CALLE LOS PINOS NUMBER 222, SAN ISIDRO, LIMA, REPRESENTED BY MR. LUIS FELIPE PINILLOS CASABONNE, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER 10610449, WITH THE POWER-OF-ATTORNEY RECORDED IN ELECTRONIC RECORD NUMBER 1233774 OF THE REGISTRY OF LEGAL ENTITIES OF THE REGISTRY OFFICE OF LIMA AND CALLAO, WHICH WILL HEREINAFTER BE DENOMINATED GSP.

THIS CONTRACT WILL BE SUBJECT TO THE TERMS AND CONDITIONS THAT ARE STATED BELOW:

CLAUSE 1.

DEFINITIONS

DELGADO CLINIC: THE CLINIC THAT OPERATED AT THE DELGADO PROPERTY, THE SAME THAT WILL BE REBUILT AS PART OF THE PROJECT WITH THE PURPOSE OF OFFERING HUMAN MEDICAL SERVICES IN COMPLIANCE WITH THE PROVISIONS OF THE BEQUEST.

COISA: THE BUSINESS NAMED CONSULTORES DE OBRAS DE INGENIERÍA S.A.

CONSIDERATION: THE PAYMENT THAT THE RED CROSS WILL RECEIVE AS COMPENSATION FOR GRANTING THE SURFACE RIGHTS, DESCRIBED IN THE FIFTH CLAUSE OF THIS CONTRACT.

PROJECT CONTRACTS: ARE THE CONTRACTS DESCRIBED IN NUMBER 2.2. OF THE SECOND CLAUSE OF THIS CONTRACT.

SURFACE RIGHTS: THE SURFACE RIGHTS IN REM GRANTED BY THE RED CROSS IN FAVOR OF MEDIC-SER DESCRIBED IN NUMBER 3.1. OF THE THIRD CLAUSE OF THIS CONTRACT.

AFFILIATED BUSINESS: ANY AND ALL LEGAL ENTITIES OR TRUST FUNDS OF WHICH THE PARTY OF THE FIRST PART IS OWNER, DIRECTLY OR INDIRECTLY, OF MORE THAN 50% (FIFTY PERCENT) OF THE STOCKS, SHARE CERTIFICATES OR INTERESTS REPRESENTATIVE OF THE BUSINESS EQUITY OF SAID LEGAL ENTITY.

FINANCIAL ENTITY: THE INSTITUTIONS WITH WHICH MEDIC-SER UNDERWRITES CONTRACTS TO FINANCE THE CONSTRUCTION, OPERATION, EXPANSION, AMENDMENT AND/OR FINANCING [sic] OF THE DELGADO CLINIC; IN CONFORMANCE WITH THE TENTH CLAUSE OF THIS CONTRACT.

APPRAISAL ENTITY: AN APPRAISAL ENTITY WITH KNOWN EXPERIENCE AND PRESTIGE IN THE TYPE OF APPRAISALS THEY ARE TO DESIGNATE, IN CONFORMANCE WITH THIS CONTRACT.

EXPLOITATION PHASE: THE DEVELOPMENT PHASE OF THE PROJECT THAT IS DEFINED IN NUMERAL 6.3.2 OF THE SIXTH CLAUSE OF THIS CONTRACT.

PRE-EXPLOITATION PHASE: THE DEVELOPMENT PHASE OF THE PROJECT THAT IS DEFINED IN NUMERAL 6.3.1 OF THE SIXTH CLAUSE OF THIS CONTRACT.

PROJECT PHASES: THE PROJECT PHASES DESCRIBED IN THE SIXTH CLAUSE OF THIS CONTRACT, THROUGH WHICH THE PROJECT WILL BE DEVELOPED.

RED CROSS MORTGAGE: THE MORTGAGE THAT THE RED CROSS WILL ESTABLISH IN FAVOR OF COISA, IN CONFORMANCE WITH NUMERAL 2.2 OF THE SECOND CLAUSE OF THIS CONTRACT.

MEDIC-SER MORTGAGE: THE MORTGAGE THAT MEDIC-SER ON THE IMPROVEMENTS THAT WILL BE MADE ON AND/OR UNDER THE DELGADO CLINIC PROPERTY FOR PURPOSES OF SECURING THE OPERATIONS AND/OR FINANCING OF THE DELGADO CLINIC, IN CONFORMANCE WITH THE TENTH CLAUSE OF THIS CONTRACT.

DELGADO CLINIC PROPERTY: THE LAND COMPRISING THE DELGADO PROPERTY AND THE RED CROSS PROPERTY, WHICH HAVE BEEN COMBINED AND CONSOLIDATED INTO ONE REAL ESTATE UNIT THAT IS RECORDED AS ELECTRONIC RECORD NUMBER 11655944 OF THE REGISTRY OF PUBLIC PROPERTY OF THE REGISTRY OFFICE OF LIMA AND CALLAO.

RED CROSS PROPERTY: THE LAND BORDERING THE DELGADO PROPERTY AND LOCATED AT AVENIDA ANGAMOS OESTE NUMBER 490, FUNDO SURQUILLO SUBDIVISION, DISTRICT OF MIRAFLORES, PROVINCE AND DEPARTMENT OF LIMA. THE RED CROSS PROPERTY IS COMPOSED OF (9) LOTS, ACQUIRED BY THE RED CROSS UNDER IMMINENT DOMAIN, AS DECLARED BY THE NOTARY PUBLIC OF LIMA, DOCTOR JORGE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 3 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED SEVENTY-EIGHT

LUIS GONZALES LOLI IN PUBLIC INSTRUMENT DATED THE FIRST OF AUGUST OF TWO THOUSAND THREE.

DELGADO PROPERTY: THE LAND LOCATED AT AVENIDA ANGAMOS OESTE NUMBER 490, FUNDO SURQUILLO SUBDIVISION, DISTRICT OF MIRAFLORES, PROVINCE AND DEPARTMENT OF LIMA, WHICH CONSISTS OF AN AREA OF 5,000 M2 (FIVE THOUSAND SQUARE METERS), WHICH WAS ACQUIRED BY THE RED CROSS UNDER THE BEQUEST RECORDED AS ELECTRONIC RECORD NUMBER 07000331 OF THE REGISTRY OF PUBLIC PROPERTY OF THE REGISTRY OFFICE OF LIMA AND CALLAO.

BEQUEST: THE CERTIFICATE OF DISPOSAL FOR THE DELGADO PROPERTY, AS A BEQUEST, MADE BY MR. ERNESTO DELGADO GUTIÉRREZ IN FAVOR OF THE RED CROSS IN A CERTIFIED COPY GRANTED BY MEANS OF A PUBLIC INSTRUMENT DATED THE TWENTY-FIRST OF APRIL OF NINETEEN HUNDRED FIFTY-FOUR BEFORE NOTARY PUBLIC OF LIMA DOCTOR JULIO CÉSAR BERNINZON, UNDER THE CONDITIONS AND RESTRICTIONS GIVEN IN NUMERAL 2.2 OF THE SECOND CLAUSE OF THIS CONTRACT. THE BEQUEST IS RECORDED AS VOLUME 10 PAGE 143, RECORD NUMBER 3129788[8] OF THE REGISTRY OF THE REGISTRY OFFICE OF LIMA AND CALLAO.

MONTHLY INSTALLMENT(S): THE PAYMENTS THAT MEDIC-SER WILL MAKE TO THE RED CROSS AS PART OF THE CONSIDERATION, IN CONFORMANCE WITH NUMERAL 5.2 OF THE FIFTH CLAUSE OF THIS CONTRACT. THE MONTHLY INSTALLMENTS APPLICABLE TO RENEWALS WILL BE CALCULATED AS STIPULATED IN NUMERAL 4.2 OF THE FOURTH CLAUSE OF THIS CONTRACT.

MONTHLY INSTALLMENT AMOUNT: THE AMOUNT OF THE MONTHLY INSTALLMENT DETERMINED IN CONFORMANCE WITH NUMERAL 4.2 OF THE FOURTH CLAUSE OF THIS CONTRACT, WHICH WILL BE APPLICABLE IF THE CONTRACT IS RENEWED, IN CONFORMANCE WITH THIS CONTRACT.

PARTY: MEDIC-SER AND THE RED CROSS, ACTING INDIVIDUALLY.

PARTIES: MEDIC-SER AND THE RED CROSS, ACTING JOINTLY.

PROJECT: THE PROJECT COVERING THE PRE-EXPLOITATION PHASE AND THE EXPLOITATION PHASE OF THE DELGADO CLINIC, IN CONFORMANCE WITH THIS CONTRACT.

SERVICES: THE MEDICAL SERVICES THAT THE DELGADO CLINIC WILL PROVIDE IN CONFORMANCE WITH ANNEX 1 TO THIS AGREEMENT.

PROPERTY VALUE: THE VALUE OF THE IMPROVEMENTS TO THE DELGADO CLINIC MADE ON AND UNDER THE DELGADO CLINIC PROPERTY; DETERMINED AT EACH TIME IT IS NECESSARY, IN CONFORMANCE WITH THIS CONTRACT.

CLAUSE 2.

RECITALS

2.1. THE RED CROSS IS THE OWNER OF THE DELGADO CLINIC PROPERTY, WHICH IS COMPOSED OF THE RED CROSS PROPERTY AND THE DELGADO PROPERTY.

2.2. TO DATE, A PROJECT HAS BEEN IN THE PROCESS OF DEVELOPMENT FOR THE CONSTRUCTION AND OPERATION OF A CLINIC ON THE DELGADO CLINIC PROPERTY UNDER THE FOLLOWING CONTRACTS (JOINTLY, THE PROJECT CONTRACTS):

2.2.1. THE BEQUEST, WHEREBY MR. ERNESTO DELGADO GUTIÉRREZ LET THE DELGADO PROPERTY AS A BEQUEST TO THE RED CROSS.

2.2.2. THE PUBLIC INSTRUMENT DATED THE TWELFTH OF JULY OF TWO THOUSAND, UNDER WHICH THE RED CROSS AND COISA SIGNED A “CONSTRUCTION AND EXPLOITATION CONTRACT,” UNDER WHICH COISA, WITH ITS OWN CAPITAL OR FUNDS, PROMISED TO CONSTRUCT A BUILDING TO BE USED EXCLUSIVELY FOR A HUMAN MEDICAL SERVICES CLINIC FOR A PERIOD OF TWENTY-TWO (22) YEARS, WHICH WOULD BE CALLED “DELGADO CLINIC.” SAID CONTRACT HAS BEEN AMENDED, CLARIFIED AND RATIFIED UNDER THE FOLLOWING DOCUMENTS: (I) ADDITIONAL PUBLIC INSTRUMENT DATED THE SIXTH OF NOVEMBER OF TWO THOUSAND ONE; (II) ADDITIONAL PUBLIC INSTRUMENT DATED THE SIXTH OF MARCH OF TWO THOUSAND TWO; (III) PUBLIC INSTRUMENT FOR AMENDMENT, UNDERSTANDING OF MORTGAGE IN FAVOR OF COISA (THE RED CROSS MORTGAGE), RESTRUCTURING OF TERMS AND RATIFICATION DATED THE THIRTEENTH OF JANUARY OF TWO THOUSAND THREE; (IV) PUBLIC INSTRUMENT FOR AMENDMENT OF CLAUSES AND ASSIGNMENT OF USE DATED THE ELEVENTH OF MARCH OF TWO THOUSAND FOUR; AND (V) ASSIGNMENT OF CONTRACTUAL POSITION DATED THE SEVENTEENTH OF MARCH OF TWO THOUSAND FIVE.

2.2.3. THE PUBLIC INSTRUMENT DATED THE ELEVENTH OF MARCH OF TWO THOUSAND FOUR, GRANTED BEFORE THE NOTARY PUBLIC OF LIMA, DOCTOR ROLANDO RAMÍREZ CARRANZA, UNDER WHICH THE RED CROSS MORTGAGE WAS EXTENDED TO AN AMOUNT OF [**].

2.2.4. THE CONTRACT FOR ASSOCIATION IN PARTICIPATION DATED THE FIFTEENTH OF APRIL OF TWO THOUSAND FIVE, SIGNED BETWEEN MEDIC-SER, COISA AND THE RED CROSS, UNDER WHICH MEDIC-SER, COISA AND THE RED CROSS COMBINE -INTO ONE DOCUMENT- THE AGREEMENTS DESCRIBED IN THE ABOVE NUMERALS.

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 4 of 30]

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED SEVENTY-NINE
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

2.2.5. THE PUBLIC INSTRUMENT DATED THE TWENTY-NINTH OF APRIL OF TWO THOUSAND FIVE, GRANTED BEFORE NOTARY PUBLIC OF LIMA DOCTOR JORGE GONZALES LOLI, UNDER WHICH COISA (I) ASSIGNED ITS CONTRACTUAL POSITION IN THE CONSTRUCTION AND EXPLOITATION CONTRACT REFERENCED IN NUMERAL 2.2.2. ABOVE TO MEDIC-SER; AND (II) ASSIGNED THE RED CROSS MORTGAGE TO MEDIC-SER, WITH ACCEPTANCE AND INTERVENTION FROM THE RED CROSS.

2.3. AS OF THE DATE THIS CONTRACT IS SIGNED, GSP IS THE OWNER OF AT LEAST SIXTY-SIX POINT SIX PERCENT (66.6%) OF THE STOCKS REPRESENTING THE CAPITAL STOCK IN MEDIC-SER.

2.4. IN THE NATIONAL RED CROSS ASSEMBLY HELD THE TWENTY-EIGHTH OF JUNE OF TWO THOUSAND NINE, THE CELEBRATION OF THIS CONTRACT WAS APPROVED AND THE MEMBERS OF THE TEMPORARY NATIONAL RED CROSS COUNCIL WERE AUTHORIZED TO SIGN THE PUBLIC AND PRIVATE DOCUMENTS NECESSARY FOR THIS CONTRACT TO BE RECORDED IN THE PUBLIC RECORDS. A CERTIFIED COPY OF SAID MINUTES IS ATTACHED HERETO AS ANNEX 9.

CLAUSE 3.

PURPOSE

3.1. UNDER THIS CONTRACT, THE RED CROSS ESTABLISHES SURFACE RIGHTS IN REM (THE SURFACE RIGHTS) IN FAVOR OF MEDIC-SER ON AND UNDER THE DELGADO CLINIC PROPERTY, AS ESTABLISHED IN ARTICLES 1030 ET SEQ. OF THE CIVIL CODE; UNDER WHICH MEDIC-SER WILL ENJOY THE AUTHORITY OF OWNERSHIP FOR THE TERM OF THIS CONTRACT, SURFACE OWNERSHIP OF THE IMPROVEMENTS CONSTRUCTED ON AND UNDER THE DELGADO CLINIC PROPERTY. THEREFORE, MEDIC-SER WILL HAVE, AMONG OTHER RIGHTS INHERENT TO SURFACE RIGHTS, THE RIGHT TO USE AND ENJOY THE DELGADO CLINIC, AS WELL AS TO ENCUMBER THE DELGADO CLINIC; IN CONFORMANCE WITH THE TERMS AND CONDITIONS ESTABLISHED IN THIS AGREEMENT AND APPLICABLE LEGISLATION.

LIKEWISE, THROUGH THIS CONTRACT THE PARTIES REGULATE THE CONSTRUCTION AND EXPLOITATION OF THE DELGADO CLINIC BY MEDIC-SER, IN CONFORMANCE WITH THE PROJECT PHASES.

3.2. THE SURFACE RIGHTS THAT ARE ESTABLISHED BY THIS NOTE HAVE THE SOLE AND EXCLUSIVE PURPOSE OF MEDIC-SER CONSTRUCTING AND EXPLOITING THE DELGADO CLINIC ON THE DELGADO CLINIC PROPERTY, IMPROVEMENTS ON AND UNDER THE DELGADO CLINIC PROPERTY THAT WILL BE PROPERTY OF MEDIC-SER THROUGHOUT THE TERM OF THIS CONTRACT.

ALL IMPROVEMENTS MADE UNDER THE SURFACE RIGHTS GRANTED WILL REMAIN INDEPENDENT PROPERTY OF THE DELGADO CLINIC PROPERTY.

3.3. THE SURFACE RIGHffffREGISTRY FILE FOR THE DELGADO CLINIC PROPERTY. THE RESPECTIVE PARTIES MUST BE PRESENT FOR THE PUBLIC REGISTRATIONS WITHIN A MAXIMUM OF FIVE (5) CALENDAR DAYS COUNTED FROM THE DATE THE PUBLIC INSTRUMENT THAT ORIGINATED THIS NOTE IS GRANTED.

3.4. IT IS AGREED THAT THE SURFACE RIGHT ESTABLISHED WILL BE EXTINGUISHED AUTOMATICALLY AT THE TIME THIS CONTRACT ENDS AND LOSES ITS VALIDITY, IN CONFORMANCE WITH THE NINTH CLAUSE OF THIS CONTRACT.

CLAUSE 4.

TERM.

4.1. THIS CONTRACT WILL TAKE EFFECT AS OF THE DATE THIS NOTE IS SIGNED AND WILL CONCLUDE AT THE END OF FORTY (40) YEARS, WHICH WILL BEGIN TO BE COUNTED ON THE TWENTY-FOURTH (24) MONTH FOLLOWING THE DATE THE SURFACE RIGHTS ARE RECORDED IN THE REGISTRY FILE FOR THE DELGADO CLINIC PROPERTY.

THE PARTIES DECLARE AND AGREE THAT RECORDATION OF THE SURFACE RIGHTS IS NOT AN ACT CONSTITUTING SAID RIGHTS; THEREFORE, MEDIC-SER WILL ENJOY SURFACE RIGHTS AS OF THE DATE THIS CONTRACT TAKES EFFECT, I.E., AS OF THE DATE THIS NOTE IS SIGNED, AS INDICATED IN THE ABOVE PARAGRAPH.

THE TERM OF THIS CONTRACT IS FORTY (40) YEARS AND MAY BE RENEWED BY THE PARTIES FOR SUCCESSIVE TERMS UNTIL THE SUM OF THE INITIAL FORTY (40) YEARS AND ALL LATER SUCCESSIVE RENEWAL PERIODS REACH THE MAXIMUM TERM PERMITTED BY LAW. NUMERAL 4.2. OF THE FOURTH CLAUSE REGULATES THE MECHANISM THAT THE PARTIES WILL USE TO NEGOTIATE THE MONTHLY INSTALLMENT AMOUNT AND THE DURATION IN YEARS OF EACH RENEWAL; THIS WILL EITHER BE THE END OF THE FORTY (40) YEARS OR THE END OF ANY LATER SUCCESSIVE RENEWALS.

4.2. FOR PURPOSES OF RENEWING THE CONTRACT, THE PARTIES MUST FOLLOW THE FOLLOWING PROCEDURE:

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 5 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED EIGHTY-TWO

4.2.1. STARTING ON THE FIRST DAY OF THE FIVE (5) YEARS PRIOR TO THE EXPIRATION DATE OF THIS CONTRACT, COUNTED AS THE CONCLUSION OF THE ORIGINAL TERM OR ANY RENEWAL, AS APPLICABLE; MEDIC-SER AND/OR THE RED CROSS WILL NOTIFY THE OTHER PARTY OF THEIR INTENTION TO EXTEND THE TERM. THE PARTIES AGREE THAT NEGOTIATIONS MADE BY THE PARTIES DURING THIS PERIOD WILL BE EXCLUSIVE.

4.2.2. ONCE THE NOTICE REFERENCED IN NUMERAL 4.2.1. ABOVE HAS BEEN GIVEN, THE PARTIES ARE OBLIGATED TO NEGOTIATE THE EXTENSION OF THE CONTRACT AND, IF APPLICABLE, WILL AGREE TO THE TERMS OF THE SAME. THE PARTIES AGREE THAT THE TERMS AND CONDITIONS OF ANY EXTENSION WILL EXCLUSIVELY REFER TO: (I) MONTHLY INSTALLMENT AMOUNT TO BE APPLIED FOR THE YEARS TO WHICH THE EXTENSION CORRESPONDS (THE MONTHLY INSTALLMENT AMOUNT); AND (II) THEY WILL NEGOTIATE THE TERM OF SAID EXTENSION, WHICH MUST BE AT LEAST TWENTY (20) YEAR (OR THE MAXIMUM PERMITTED BY LAW, IF THIS IS LESS THAN TWENTY (20) YEARS), IN GOOD FAITH.

[**]

4.2.3. [**]

4.2.4. FOR PURPOSES OF DETERMINING THE MONTHLY INSTALLMENT AMOUNT, [**].

4.2.4.1. [**].

4.2.4.2. [**].

4.2.5. THE PARTIES DECLARE AND AGREE THAT MEDIC-SER WILL HAVE A PREFERENTIAL RIGHT TO THE EXPLOITATION OF THE DELGADO CLINIC, WHICH WILL REMAIN IN FORCE FOR THE TWO (2) YEARS FOLLOWING THE DATE THIS CONTRACT IS TERMINATED, AS LONG AS SUCH TERMINATION HAS NOT TAKEN PLACE BECAUSE OF A CAUSE IMPUTABLE TO MEDIC-SER.

DURING THE TERM DESCRIBED ABOVE, THE RED CROSS WILL BE OBLIGATED TO COMMUNICATE TO MEDIC-SER THE TERMS UNDER WHICH IT WILL CONTRACT THE OPERATOR WITH WHOM NEGOTIATIONS ARE BEING MADE FOR OPERATION OF THE DELGADO CLINIC, AND DELIVER MEDIC-SER THE CONTRACT THAT WOULD BE SIGNED WITH SAID OPERATOR. MEDIC-SER WILL HAVE A MAXIMUM PERIOD OF SIXTY (60) BUSINESS DAYS AFTER THE DATE OF RECEIPT OF THE COMMUNICATION DETAILING THE TERMS AND CONDITIONS OF THE FUTURE OPERATION OF THE DELGADO CLINIC TO BE CONTRACTED WITH THE RED CROSS, UNDER THE SAME TERMS AND CONDITIONS AS THOSE OFFERED BY SAID OPERATOR. THE INFORMATION THAT MUST BE DOCUMENTED IN THE COMMUNICATION THAT, IN THIS CASE, THE RED CROSS WILL SEND TO MEDIC-SER IS INDICATED IN ANNEX 6, WHICH FORMS AN INTEGRAL PART OF THIS CONTRACT. IF MEDIC-SER DOES NOT CONTRACT THE FUTURE OPERATION OF THE DELGADO CLINIC, THE RED CROSS WILL BE OBLIGATED, DURING THE TERM OF THE PREFERENTIAL RIGHT DESCRIBED HEREIN, TO INFORM MEDIC-SER IN AN AFFIDAVIT (IF SAID INFORMATION IS NOT DOCUMENTED IN THE DELGADO CLINIC PROPERTY FILE) OF THE TERMS AND CONDITIONS OF THE CORRESPONDING CONTRACT, AS WELL AS ANY ADDITIONAL AGREEMENT AMENDING THE SAME BETWEEN THE OPERATOR OF THE DELGADO CLINIC AND THE RED CROSS, WITHIN FIFTEEN (15) BUSINESS DAYS OF HAVING SIGNED THE RESPECTIVE DOCUMENT.

ONCE THE PREFERENTIAL RIGHT PERIOD HAS ENDED, THE RED CROSS WILL HAVE FULL LIBERTY TO ENTER CONTRACTS WITH RESPECT TO THE DELGADO CLINIC.

CLAUSE 5.

CONSIDERATION.

5.1. AS CONSIDERATION FOR THE SURFACE RIGHTS GRANTED, MEDIC-SER WILL PAY THE RED CROSS A MONTHLY INSTALLMENT IN CONFORMANCE WITH THE FOLLOWING NUMERAL, WHICH WILL BE DEPOSITED, UNLESS OTHERWISE INDICATED IN THIS CONTRACT, WITHIN THE FIRST TEN (10) BUSINESS DAYS OF EACH MONTH, TO THE ACCOUNT THAT THE RED CROSS MUST NOTIFY TO MEDIC-SER AT MOST IN THE EIGHTEENTH MONTH COUNTED FROM THE DATE THIS CONTRACT IS SIGNED.

SHOULD THE RED CROSS WISH TO HAVE THE MONTHLY INSTALLMENTS DEPOSITED TO AN ACCOUNT OTHER THAN THE ONE INDICATED ABOVE, IT MUST COMMUNICATE SUCH INTENTION TO MEDIC-SER -IN WRITING- WITHIN THIRTY (30) CALENDAR DAYS IN ADVANCE. ONCE SAID TERM HAS ENDED, MEDIC-SER MUST MAKE ALL PAYMENTS IT IS OBLIGATED TO MAKE TO THE NINTH ACCOUNT OF THE RED CROSS.

5.2. THE CONSIDERATION WILL CONSIST OF THE FOLLOWING MONTHLY INSTALLMENTS:

5.2.1. FROM THE DATE THAT THE SURFACE RIGHTS ARE RECORDED IN THE REGISTRY FILES FOR THE DELGADO CLINIC PROPERTY UNTIL THE TWENTIETH (20) MONTH, THE AMOUNT OF [**].

THE MONTHLY INSTALLMENTS CORRESPONDING TO THE FIRST (1) MONTH THROUGH THE TWENTIETH (20) MONTH COUNTED FROM THE DATE THE SURFACE RIGHTS ARE RECORDED IN THE REGISTRY FILES FOR THE DELGADO CLINIC PROPERTY, WHICH TOTAL[**] WILL BE PAID AS FOLLOWS: (I) [**]; (II) [**]; AND (III) [**].

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 6 of 30]

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED EIGHTY-THREE
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

5.2.2. STARTING FROM THE TWENTIETH (20) MONTH AFTER THE DATE THE SURFACE RIGHTS ARE RECORDED IN THE REGISTRY FILE FOR THE DELGADO CLINIC PROPERTY AND THROUGH TEN (10) YEARS AND FOUR (4) MONTHS (INCLUSIVE), THE AMOUNT OF [**].

5.2.3. ONCE THE TERM DESCRIBED IN THE FIRST PARAGRAPH OF 5.2.2. ABOVE AND FOR THE TERM OF THE FOLLOWING TEN (10) YEARS, THE AMOUNT OF [**].

5.2.4. ONCE THE TERM DESCRIBED IN NUMERAL 5.2.3. ABOVE HAS ENDED AND FOR THE FOLLOWING TEN (10) YEARS, THE AMOUNT OF [**].

5.2.5. ONCE THE TERM DESCRIBED IN NUMERAL 5.2.4. ABOVE HAS ENDED AND FOR THE FOLLOWING TEN (10) YEARS, THE AMOUNT OF [**].

5.2.6. THE MONTHLY INSTALLMENTS DESCRIBED IN NUMERALS 5.2.2, 5.2.3, 5.2.4 AND 5.2.5; WILL HAVE INCREASE ANNUALLY BY [**].

5.2.7. THE MONTHLY INSTALLMENTS APPLICABLE TO EACH AND EVERY ONE OF THE RENEWALS OF THIS CONTRACT WILL BE DETERMINED IN CONFORMANCE WITH THE PROCEDURE ESTABLISHED IN NUMERAL 4.2. OF THE FOURTH CLAUSE OF THIS CONTRACT.

5.3. THE MONTHLY INSTALLMENT AMOUNTS DESCRIBED IN THIS CLAUSE INCLUDE GENERAL SALES TAX (IGV [Impuesto General de las Ventas]) AND ALL OTHER TAXES OR FEES APPLICABLE TO SAID MONTHLY INSTALLMENT.

CLAUSE 6.

PROJECT PHASES.

6.1. MEDIC-SER WILL CONSTRUCT THE DELGADO CLINIC ON AND UNDER THE DELGADO CLINIC PROPERTY, AND IT WILL BE DEDICATED TO OPERATING AND ADMINISTERING THE DELGADO CLINIC TO ITS OWN BENEFIT. HOWEVER, MEDIC-SER IS OBLIGATED UNDER THIS CONTRACT TO FOLLOW THE PROJECT PHASES AND OTHER SPECIFICATIONS COVERED IN THE SAME.

6.2. MEDIC-SER WILL BE RESPONSIBLE FOR METING AL OBLIGATIONS DESCRIBED IN THIS CONTRACT AND, SPECIFICALLY, THOSE GIVEN IN NUMERALS 6.3.1 AND 6.3.2 BELOW, ASSUMING ALL COSTS THAT SUCH ACTIVITIES MAY GENERATE.

6.3. THE PROJECT WILL BE DEVELOPED USING THE DEADLINES ESTABLISHED IN THE PROJECT PHASES:

6.3.1. PRE-EXPLOITATION PHASE. THE PRE-EXPLOITATION PHASE WILL HAVE A MINIMUM DURATION OF EIGHTEEN (18) MONTHS AND THIRTY-SIX (36) MONTHS, COUNTED FROM THE DATE THE SURFACE RIGHTS ARE RECORDED IN THE REGISTRY FILE FOR THE DELGADO CLINIC PROPERTY.

NOTWITHSTANDING THAT, IF THIS PRE-EXPLOITATION PHASE HAS NOT ENDED WITHIN THE MAXIMUM PERIOD INDICATED ABOVE FOR CAUSES THAT ARE NOT IMPUTABLE TO IT, MEDIC-SER WILL HAVE A GRACE PERIOD OF TWENTY-FOUR (24) ADDITIONAL MONTHS TO COMPLETE THIS PHASE, A PERIOD THAT WILL BE CALCULATED AFTER COMPLETION OF THE PERIODS REFERENCED IN THE ABOVE PARAGRAPH.

IN THE PERIODS DESCRIBED ABOVE, MEDIC-SER MUST PERFORM THE FOLLOWING ACTIVITIES:

6.3.1.1 HIRE THE PROFESSIONALS WHO WILL PREPARE THE STUDIES, DRAFTS AND PROJECTS THAT MAY BE NECESSARY TO PREPARE THE DESIGN AND PLANS FOR THE DELGADO CLINIC. THE PARTIES CERTIFY THAT THE PRELIMINARY PLANS FOR THE DELGADO CLINIC ARE INSERTED IN THIS CONTRACT, AS ANNEX 3 AND FOR MERE REFERENCE, WHICH MAY BE UPDATED BY MEDIC-SER, AT ITS SOLE DISCRETION, FOLLOWING THE DATE THIS CONTRACT IS SIGNED.

6.3.1.2. PRODUCE THE TECHNICAL, ECONOMIC AND FINANCIAL FEASIBILITY STUDIES, THE ARCHITECTURAL AND STRUCTURAL DRAWINGS, ELECTRICAL AND SANITATION INSTALLATIONS, WORKS BUDGET AND ECONOMIC-FINANCIAL STUDIES NECESSARY FOR CONSTRUCTION OF THE DELGADO CLINIC.

6.3.1.3. PROCESS, PAY FOR AND OBTAIN ALL LICENSES, AUTHORIZATIONS AND PERMITS THAT MAY BE NECESSARY FOR THE DELGADO CLINIC TO BEGIN PROVIDING SERVICES. AS A REFERENCE, ANNEX 4, WHICH FORMS AN INTEGRAL PART OF THIS CONTRACT, LISTS CERTAIN LICENSES AND AUTHORIZATIONS THAT MAY BE APPLICABLE FOR THE DELGADO CLINIC.

THE PARTIES DECLARE THAT THEIR INTENTION IS, ONCE THE PRE-EXPLOITATION PHASE HAS CONCLUDED, FOR MEDIC-SER TO HAVE ALL LICENSES, AUTHORIZATIONS AND PERMITS NECESSARY FOR THE DELGADO CLINIC TO INITIATE SERVICE PROVISION. IN THE SAME WAY, IT IS CLEARLY STATED HERE THAT THE PRE-EXPLOITATION INCLUDES ALL IMPLEMENTATION ACTIVITIES THAT IT MAY BE NECESSARY FOR MEDIC-SER TO COMPLETE SO THAT THE DELGADO CLINIC CAN COMMENCE ITS

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 7 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED EIGHTY-FOUR

OPERATIONS.

THE PARTIES AGREE THAT IF MEDIC-SER DOES NOT COMPLETE THE PRE-EXPLOITATION PHASE IN THE MAXIMUM PERIOD INDICATED ABOVE BECAUSE OF A CAUSE IMPUTABLE TO IT OR THE COMPANIES IT HAS HIRED TO COMPLETE THE CORRESPONDING WORKS AND PROCEDURES, MEDIC-SER MUST PAY A PENALTY TO THE RED CROSS IN THE AMOUNT OF [**].

6.3.2. EXPLOITATION PHASE. THE EXPLOITATION PHASE WILL BE IMMEDIATELY INITIATED AFTER THE PRE-EXPLOITATION PHASE IS COMPLETED. WITHIN THE EXPLOITATION PHASE, MEDIC-SER MUST OPERATE THE DELGADO CLINIC BY PROVIDING THE SERVICES DESCRIBED IN ANNEX 1 TO THIS CONTRACT. THE PARTIES AGREE THAT MEDIC-SER WILL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO MODIFY THE SERVICE PROVISION FOR PURPOSES OF ADAPTING THEM TO THE TECHNOLOGICAL ADVANCES THAT MAY OCCUR DURING THE TERM OF THIS CONTRACT.

ALL THAT SET FORTH IN THE ABOVE PARAGRAPH ESTABLISHES AN OBLIGATION AT THE EXPENSE OF MEDIC-SER, SINCE IT COVERS THE MAXIMUM PERIOD WITHIN WHICH IT MUST INITIATE THE EXPLOITATION PHASE. NOTWITHSTANDING THIS, THE PARTIES DECLARE THEY ARE AWARE THAT THE FORTY (40) YEARS MEDIC-SER WILL HAVE TO EXPLOIT THE DELGADO CLINIC -AS INDICATED IN NUMERAL 4.1. ABOVE- ARE CALCULATED STARTING WITH THE TWENTY-FOURTH (24) MONTH FOLLOWING THE DATE THE SURFACE RIGHTS ARE RECORDED IN THE REGISTRY FILE FOR THE DELGADO CLINIC PROPERTY.

CLAUSE 7.

OPERATION OF THE DELGADO CLINIC.

7.1. BY VIRTUE OF THE SURFACE RIGHTS, MEDIC-SER WILL BE OWNER OF THE IMPROVEMENTS ON AND UNDER THE DELGADO CLINIC PROPERTY UNTIL THE TERM OF THIS CONTRACT ENDS. TO SUCH EFFECT, MEDIC-SER, IN ITS CAPACITY AS OWNER OF THE REFERENCED BUILDING, WILL OPERATE THE DELGADO CLINIC BY OFFERING THE SERVICES DESCRIBED IN ANNEX 1 TO THIS CONTRACT.

7.2. THEREFORE, THE PARTIES EXPRESSLY AGREE THAT MEDIC-SER WILL OPERATE THE DELGADO CLINIC INDEPENDENTLY, WITHOUT THE NEED FOR ANY TYPE OF AUTHORIZATION AND/OR APPROVAL FROM THE RED CROSS. NOTWITHSTANDING THIS, THE PARTIES ACKNOWLEDGE THAT THE RED CROSS WILL HAVE ACCESS TO CERTAIN INFORMATION, WHICH IS DESCRIBED IN NUMERAL 8.2. OF THE FOLLOWING CLAUSE.

7.3. LIKEWISE, MEDIC-SER UNDERTAKES TO INFORM COMPANIES THEY MAY OUTSOURCE FOR ANY SERVICE CONNECTED WITH THE PROJECT OF THE EXISTENCE OF THIS CONTRACT.

CLAUSE 8.

PROJECT SUPERVISION.

8.1. THE RED CROSS MAY DESIGNATE A REPRESENTATIVE TO BE A MEMBER OF THE DELGADO CLINIC MEDICAL CONSULTATION COMMITTEE, WHICH MAY SUBMIT PROPOSALS FOR IMPROVEMENT OF SERVICES. THE DELGADO CLINIC MEDICAL CONSULTATION COMMITTEE WILL BE COMPOSED OF ONE MEMBER FROM GSP, ONE MEMBER FROM MEDIC-SER AND ONE MEMBER FROM HE RED CROSS. AGREEMENTS OF THE DELGADO CLINIC MEDICAL CONSULTATION COMMITTEE WILL BE ADOPTED BY SIMPLE MAJORITY VOTE. THE PARTIES AGREE THAT THE DELGADO CLINIC MEDICAL CONSULTATION COMMITTEE WILL NOT HAVE ANY INVOLVEMENT IN THE ADMINISTRATION OF THE DELGADO CLINIC, BUT IT WILL BE AUTHORIZED TO PROPOSE IMPROVEMENTS FOR SERVICES, LEAVING THE ADOPTION OF SAID IMPROVEMENTS IN THE HANDS OF MEDIC-SER AT ITS SOLE DISCRETION.

THE DELGADO CLINIC MEDICAL CONSULTATION COMMITTEE MUST MEET AT LEAST ONCE IN THE MONTHS OF: (I) JANUARY TO MARCH; (II) APRIL TO JUNE; (III) JULY TO SEPTEMBER; AND (IV) OCTOBER [TO] DECEMBER. MEDIC-SER MUST PROVIDE THE INFORMATION DESCRIBED IN NUMERAL[S] 8.2.1 [AND] 8.2.3 OF THIS CLAUSE IN EACH OF ITS MEETINGS; WHILE THE INFORMATION DESCRIBED IN NUMERALS 8.2.2 AND 8.2.4 WILL BE DELIVERED AS APPLICABLE.

8.2. MEDIC-SER WILL DELIVER THE FOLLOWING DOCUMENTS TO THE RED CROSS, FORMS THAT HAVE BEEN INCLUDED AS ANNEX 5:

8.2.1. LIST OF COVERAGE ON SERVICES OFFERED;

8.2.2. REPORT ON COMPLIANCE WITH THE BEQUEST, TO BE PREPARED ANNUALLY BY MEDIC-SER;

8.2.3. LIST OF CRIMINAL, CIVIL AND/OR ADMINISTRATIVE GRIEVANCES FILED AGAINST THE DELGADO CLINIC; AND

8.2.4. QUARTERLY AND ANNUAL FINANCIAL STATEMENTS FOR MEDIC-SER, NOT AUDITED, AS WELL AS INFORMATION SUBMITTED TO THE SUNAT (Superintendencia Nacional de Aduanas y Administración Tributaria [National Superintendence for Customs and Tax Administration]) FOR PURPOSES OF FILING THE ANNUAL INCOME TAX RETURN AS IT REFERS TO THE DELGADO CLINIC.

8.3. IN CONFORMANCE WITH THE PROVISIONS OF THIS CLAUSE, MEDIC-SER UNDERTAKES TO PROVIDE OR MAKE AVAILABLE TO THE RED CROSS INFORMATION THAT, TO THE BEST OF ITS KNOWLEDGE AND UNDERSTANDING, IS ACCURATE.

CLAUSE 9.

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 8 of 30]

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED EIGHTY-FIVE
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

INSURANCE.

9.1. FROM THE DATE THE DELGADO CLINIC HAS THE RECORDED CERTIFICATE OF FINAL COMPLETION, MEDIC-SER WILL INSURE THE DELGADO CLINIC AGAINST ALL RISKS, INCLUDING EARTHQUAKE, FIRE, TERRORISM, VANDALISM AND/OR SIMILAR, UNDERTAKING TO PROVIDE THE CRP -WITHIN FIVE (5) CALENDAR DAYS FOLLOWING THE POLICY AND/OR ITS RENEWAL BEING CONTRACTED- THE INFORMATION RELATED TO ITS EFFECTIVE TERM, COVERAGE AND THE COMPANY WITH WHICH IT WAS CONTRACTED. THE RED CROSS ACKNOWLEDGES THAT CERTAIN COMMERCIAL INFORMATION ABOUT SAID POLICY WILL NOT BE DISCLOSED.

9.2. THE INSURANCE POLICY MUST BE CONTRACTED BY MEDIC-SER WITH A COMPANY THAT THE PARTIES AGREE UPON OR THAT IS RANKED AMONG THE TOP FOUR (4) RANKING POSITIONS FROM THE SUPERINTENDENCE OF BANKS, INSURANCE AND PENSION FUND ADMINISTRATORS (RANKED BASED ON REVENUE) AND MUST BE RENEWED UNDER TERMS SIMILAR TO THE EXPIRED POLICY, AND ALWAYS BEFORE ITS EXPIRATION. IF MEDIC-SER DOES NOT COMPLETE THE INSURANCE POLICY RENEWAL ON TIME, THE RED CROSS MAY DO SO AT ITS OWN EXPENSE, UNDER TERMS SIMILAR TO THOSE CONTRACTED BY MEDIC-SER, AND INCREASING -AUTOMATICALLY- THE MONTHLY INSTALLMENT FOR THE MONTH FOLLOWING THE ONE DURING WHICH THE RED CROSS COMPLETED THE RENEWAL.

IF THE DELGADO CLINIC IS DESTROYED, EITHER PARTIALLY OR IN FULL, AS A CONSEQUENCE OF ANY INCIDENT OCCURRING, THE AMOUNT OF INDEMNIFICATION THAT THE INSURANCE COMPANY WILL PAY WILL BE APPLIED AS NECESSARY TO THE RECONSTRUCTION AND REPAIR OF THE ENTIRE DELGADO CLINIC BUILDING OR ITS AFFECTED PARTS, AS THE CASE MAY BE. FOR THESE PURPOSES, THE PARTIES AGREE THAT -FROM THE MOMENT MEDIC-SER HAS RECEIVED THE CORRESPONDING INDEMNIFICATION FROM THE INSURANCE COMPANY- MEDIC-SER WILL HAVE A MAXIMUM PERIOD OF SIX (6) MONTHS TO; (I) COMPLETE THE CORRESPONDING RECONSTRUCTION OR REPAIR; OR (II) CONTRACT -UNDER MARKET TERMS- THE SERVICE NECESSARY TO INITIATE RECONSTRUCTION AND REPAIR OF THE DELGADO CLINIC. IF IT DOES NOT COMPLY WITH SAID OBLIGATION IN THE REFERENCED TERM, MEDIC-SER MUST DELIVER THE AMOUNTS RECEIVED TO RED CROSS, SO IT MAY TAKE RESPONSIBILITY FOR HIRING THE THIRD PARTIES THAT WILL COMPLETE THE ACTIVITIES MENTIONED ABOVE. IF IT DOES NOT DO SO, THE RED CROSS MAY TAKE THE CORRESPONDING LEGAL ACTION.

CLAUSE 10.

AUTHORIZATIONS TO ESTABLISH THE MEDIC-SER MORTGAGE

10.1. UNDER THIS CONTRACT, THE RED CROSS EXPRESSLY AUTHORIZES MEDIC-SER, WITHOUT THE NEED FOR ANY OTHER AUTHORIZATION FROM THE RED CROSS, TO ESTABLISH, AT ANY POINT IN TIME DURING THE TERM OF THIS CONTRACT, ANY TYPE OF GUARANTEE, INCLUDING BUT NOT LIMITED TO MORTGAGES OR OTHER LOANS OR LIENS, THAT MEDIC-SER MAY DEEM SUITABLE AT ITS SOLE DISCRETION, ON THE IMPROVEMENTS THAT WILL BE CONSTRUCTED ON AND/OR UNDER THE DELGADO CLINIC PROPERTY, FOR PURPOSES OF SECURING THE CONSTRUCTION, OPERATION, EXPANSION, MODIFICATION AND/OR FINANCING OF THE DELGADO PROPERTY (THE MEDIC-SER MORTGAGE). MEDIC-SER MUST INFORM THE RED CROSS OF THE COMPLETION OF ANY OF THE ACTS REFERENCED WITHIN A MAXIMUM PERIOD OF FIFTEEN (15) BUSINESS DAYS AFTER RECORDING SAID LOAN OR LIEN, AND IS NOT OBLIGATED TO DISCLOSE THE TERMS AND CONDITIONS OF SUCH ACTS.

AT THE TIME THAT ANY OF THE ACTS DESCRIBED IN THE ABOVE PARAGRAPH ARE COMPLETE, MEDIC-SER UNDERTAKES TO INFORM THEIR COUNTERPARTIES OF THE EXISTENCE OF THIS CONTRACT AND, CONSEQUENTLY, THE SURFACE RIGHTS THAT HAVE BEEN GRANTED BY THE RED CROSS, AND SUCH COUNTERPARTIES MUST DECLARE, IN THE CORRESPONDING CONTRACT, THAT THEY ARE AWARE OF THE OWNERSHIP RIGHT OF THE RED CROSS TO THE LAND FOR THE DELGADO CLINIC PROPERTY AND THAT THEY UNDERTAKE TO RESPECT THE TERMS AND CONDITIONS SET FORTH IN THIS CONTRACT, AS THEY APPLY TO THEM.

10.2. THE RED CROSS UNDERTAKES TO SIGN ANY DOCUMENTATION THAT IT MAY BE NECESSARY TO FILE WITH ANY ENTITY; IF NECESSARY, SO THAT MEDIC-SER CAN ESTABLISH ANY TYPE OF GUARANTEE, INCLUDING BUT NOT LIMITED TO MORTGAGES, OR OTHER LIENS OR ENCUMBRANCES THAT MEDIC-SER MAY DEEM APPROPRIATE AT ITS SOLE DISCRETION, ON THE IMPROVEMENTS THAT WILL BE MADE ON AND/OR UNDER THE DELGADO CLINIC PROPERTY FOR PURPOSES OF SECURING THE CONSTRUCTION, OPERATION, EXPANSION, MODIFICATION AND/OR FINANCING OF THE DELGADO CLINIC. IN ALL CASES, MEDIC-SER SHALL FULLY ASSUME ALL COSTS.

CLAUSE 11.

BOND AND CAPITAL INCREASE OF GSP.

11.1. UNDER THIS CONTRACT, AND FROM THE TWENTIETH (20) MONTH COUNTED FROM THE DATE THE SURFACE RIGHTS ARE RECORDED IN THE FILE FOR THE DELGADO CLINIC PROPERTY, GSP GRANTS A BOND IN FAVOR OF THE RED CROSS IN THE AMOUNT OF [**], WHICH WILL BE ESTABLISHED FOR AN INDEFINITE PERIOD OF TIME, IS IRREVOCABLE, A SURETY, UNCONDITIONAL, INDIVISIBLE,

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 9 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED EIGHTY-SIX

EFFECTIVE AUTOMATICALLY AND WITHOUT BENEFITS FROM EXCUSSION.

STARTING IN THE TERM DESCRIBED IN NUMERAL 5.2.3 ABOVE, THE AMOUNT OF THE BOND ([**]) WILL INCREASE AT A PROPORTION SIMILAR TO THE INCREASE AS THAT ON THE MONTHLY INSTALLMENTS (INCREASE OF THE AMOUNT DESCRIBED IN NUMBER 5.2.3 COMPARED TO THE AMOUNT INDICATED IN NUMERAL 5.2.2). THE SAME REASONING WILL APPLY AT THE BEGINNING OF THE PERIODS DESCRIBED IN NUMERALS 5.2.4 AND 5.2.5. IN ALL CASES, INCREASE OF THE BOND WILL BE AUTOMATIC, FOR WHICH THE PARTIES AND GSP GIVE THEIR CONFORMANCE BY SIGNING AT THE END OF THIS DOCUMENT.

11.2. THE BOND HEREBY CONSTITUTES A SECURITY, UP TO THE LIMIT DESCRIBED IN THIS CLAUSE, FULL AND TIMELY COMPLIANCE WITH ALL OBLIGATIONS UNDERTAKEN BY MEDIC-SER UNDER THIS CONTRACT, AS WELL AS ALL CONSEQUENCES THAT MAY DERIVE FROM FAILURE TO COMPLY WITH SUCH OBLIGATIONS.

11.3. NOTWITHSTANDING WHAT IS INDICATED, THE PARTIES AGREE THAT GSP MAY SUBSTITUTE THE BOND -ESTABLISHED HEREIN- FOR ANY OTHER GUARANTY, WHICH GSP MAY DETERMINE AT ITS SOLE DISCRETION, ON THE ASSETS IT OWNS OR THAT ARE OWNED BY COMPANIES AFFILIATED WITH MEDIC-SER AND/OR GSP. IN THIS CASE, THE NEW GUARANTY MUST BE ESTABLISHED -AT MINIMUM- FOR UP TO [**] OF THE VALUE OF THE BOND, WHICH WILL BE CALCULATED DEPENDING ON WHEN THE SUBSTITUTION IS MADE. ONCE THE NEW GUARANTY IS RECORDED, THE BOND DESCRIBED HERE WILL AUTOMATICALLY BE RELEASED.

11.4. MEDIC-SER MUST DELIVER AN APPRAISAL REPORT TO THE RED CROSS THAT SHOWS THE NEW GUARANTY AS HAVING THE AMOUNT INDICATED IN THE PREVIOUS PARAGRAPH. SAID APPRAISAL REPORT MUST HAVE BEEN SENT BY AN APPRAISER DESIGNATED BY THE PARTIES, REGISTERED WITH THE PERU TECHNICAL BOARD OF APPRAISERS OR AN APPRAISER DESIGNATED FOR SUCH PURPOSE, AT THE REQUEST OF EITHER PARTY, BY THE PERU TECHNICAL BOARD OF APPRAISERS. ONCE THE NEW GUARANTY IS RECORDED, OR EXTENSION OF THE SAME AS THE CASE MAY BE, ALL PRIOR GUARANTIES WILL BE AUTOMATICALLY RELEASED.

11.5. GSP MUST MAKE PROVIDE A NEW APPRAISAL FOR THE ASSETS SUBJECT TO THE GUARANTY EVERY THREE (3) YEARS, HAVING TO NOTIFY THE RED CROSS -WITHIN FIVE (5) BUSINESS DAYS AFTER HAVING OBTAINED THE RESULTS- OF ALL DOCUMENTATION RELATED TO SAID APPRAISAL. ALL OF THESE APPRAISALS WILL BE COMPLETED BY AN APPRAISER REGISTERED WITH THE PERU TECHNICAL BOARD OF APPRAISERS. IF THE VALUE OF THE NEW APPRAISAL DOES NOT MATCH THE CORRESPONDING [**] OF THE VALUE OF THE BOND DESCRIBED ABOVE, MEDIC-SER WILL HAVE A PERIOD OF THIRTY (30) BUSINESS DAYS -COUNTED FROM THE RECEIPT DATE OF THE APPRAISAL RESULTS- TO SUBSTITUTE OR EXTEND THE CORRESPONDING GUARANTY AND RECORD THE SAME IN THE CORRESPONDING REGISTRY, AND MUST PROVIDE THE RED CROSS WITH AN EXACT COPY OF THE CORRESPONDING REGISTRATION RECORD.

11.6. NOTWITHSTANDING THE PROVISION IN THIS CLAUSE, UNDER WHICH THE GUARANTIES (INCLUDING THE BOND AND ANY GUARANTY ON ASSETS) DESCRIBED HERE WILL LOSE EFFECT AND BE RELEASED UPON REGISTRATION OF THE GUARANTY IN THE CORRESPONDING ENTRY, THE RED CROSS UNDERTAKES TO SIGN ANY DOCUMENTATION THAT IT MAY BE NECESSARY TO FILE WITH ANY ENTITY; IF NECESSARY; SO THAT MEDIC-SER CAN RELEASE SUCH GUARANTIES. IN ALL OF THESE CASES, MEDIC-SER WILL ASSUME ALL COSTS.

11.7. THE AMOUNTS OF THE BOND AND/OR GUARANTY ON ASSETS THAT WILL BE ESTABLISHED UNDER THIS CLAUSE ARE DETAILED IN ANNEX 8.

11.8. MEDIC-SER MUST UNDERGO A CAPITAL INCREASE FOR THE AMOUNT OF [**] WHICH MUST BE RECORDED IN NO LESS THAN FIFTEEN (15) BUSINESS DAYS AFTER HAVING VERIFIED THE RECORDATION OF THE SURFACE RIGHTS IN THE REGISTRY ENTRY FOR THE DELGADO CLINIC PROPERTY.

CLAUSE 12.

ASSESSMENT OF THE SURFACE RIGHTS

THE PARTIES AGREE THAT FOR THE SOLE PURPOSE OF THE REGISTRATION ESTIMATE THAT MUST BE MADE IN ORDER TO RECORD THE SURFACE RIGHTS, SAID RIGHTS ARE ASSESSED AT [**].

CLAUSE 13.

RELEASE OF RED CROSS MORTGAGE.

13.1. RELEASE OF THE RED CROSS MORTGAGE IS SUBJECT TO THE CONDITION PRECEDENT THAT THE SURFACE RIGHTS BE RECORDED IN THE ENTRY FOR THE DELGADO CLINIC PROPERTY.

13.2. THE PARTIES EXPRESSLY AGREE THAT SHOULD THIS CONTRACT BE TERMINATED DUE TO A FAILURE TO

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 10 of 30]

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED EIGHTY-SEVEN
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

RECORD THE SURFACE RIGHTS IN THE ENTRY FOR THE DELGADO CLINIC PROPERTY, ACCORDING TO THE PROVISION IN THE NINETEENTH CLAUSE, THE RED CROSS MORTGAGE DESCRIBED ABOVE WILL MAINTAIN ALL EFFECTS.

CLAUSE 14.

RIGHTS AND OBLIGATIONS OF MEDIC-SER.

14.1. UNDER THIS CONTRACT, MEDIC-SER HAS THE FOLLOWING RIGHTS:

14.1.1. THE RED CROSS RESPECTS ITS CONDITION AS OWNER OF THE BUILDING THAT IS CONSTRUCTED ON AND UNDER THE DELGADO CLINIC PROPERTY DURING THE TERM OF THIS CONTRACT.

14.1.2. THE RED CROSS RESPECTS THE RIGHT OF MEDIC-SER TO OPERATE THE DELGADO CLINIC EXCLUSIVELY AND TO ITS OWN BENEFIT FOR THE TERM OF THIS CONTRACT, AS ESTABLISHED IN THIS DOCUMENT AND CURRENT LEGISLATION.

14.1.3. TO ENTER CONTRACTS WITH THIRD PARTIES AND INCORPORATE THEM INTO THE OPERATIONS OF THE DELGADO CLINIC; UNDER THE TERMS AND CONDITIONS THAT MEDIC-SER DEEMS APPROPRIATE AT ITS SOLE DISCRETION.

14.1.4. TO USE THE NAME AND BRAND “DELGADO CLINIC”.

14.1.5. ALL OF THE OTHER RIGHTS SET FORTH IN THE VARIOUS CLAUSES OF THIS CONTRACT AS WELL AS ALL OTHERS SET FORTH IN CURRENT LEGISLATION.

14.2. UNDER THIS CONTRACT, MEDIC-SER UNDERTAKES THE FOLLOWING OBLIGATIONS:

14.2.1. TO PAY THE MONTHLY INSTALLMENTS AND OTHER AMOUNTS DUE IN FAVOR OF THE RED CROSS UNDER THE TERMS AGREED.

14.2.2. TO GET ALL THE LICENSES, PERMITS AND AUTHORIZATIONS THAT MAY BE NECESSARY TO COMPLETE THE PRE-EXPLOITATION PHASE AND THE EXPLOITATION PHASE, AS ESTABLISHED IN THIS CONTRACT.

14.2.3. TO COMPLY WITH THE TERMS, INCLUDING THE APPLICABLE GRACE PERIODS, AS THE CASE MAY BE, AS AGREED UPON FOR THE PROJECT PHASES.

14.2.4. TO ASSUME THE COST OF THE RELEASE ON THE DELGADO CLINIC PROPERTY IN THE REGISTRY THAT THE RED CROSS MAKES, WHICH IS NECESSARY FOR MEDIC-SER TO BE ABLE TO COMPLETE THE PROJECT.

14.2.5. TO COMPLY WITH THE FOLLOWING STIPULATIONS IN THE BEQUEST:

14.2.5.1. USE THE DELGADO PROPERTY AS A CLINIC.

14.2.5.2. DO NOT CHANGE THE NAME OF THE DELGADO CLINIC, EXCEPT WHEN MEDIC-SER DOES NOT HAVE RIGHTS TO USE THE CORRESPONDING INTELLECTUAL PROPERTY IN ORDER TO USE SAID NAME.

14.2.5.3. KEEP THE PORTRAITS OF THE PARENTS AND SPOUSE OF MR. ERNESTO DELGADO GUTIÉRREZ IN A PREFERRED LOCATION AT THE DELGADO CLINIC.

14.2.6. TO PROVIDE MAINTENANCE FOR THE DELGADO CLINIC AND KEEP IT IN GOOD CONDITION.

14.2.7. TO ASSUME OR MAKE PAYMENT OF ALL TAXES RELATED TO THE DELGADO CLINIC PROPERTY THAT ARE NOT THE PROPERTY TAX FOR THE LAND OF THE DELGADO CLINIC PROPERTY, AS WELL AS ALL TAXES RELATED TO THE DELGADO CLINIC.

14.2.8. TO PAY FOR POTABLE WATER, SEWER AND ELECTRICITY SERVICES THAT CORRESPOND TO THE DELGADO CLINIC, AS WELL AS TELEPHONE EXPENSES AND ANY OTHER TYPE OF COST AND/OR EXPENSE FOR PUBLIC SERVICES CREATED OR TO BE CREATED.

14.2.9. TO PROVIDE THE RED CROSS WITH THE INFORMATION ESTABLISHED IN THE EIGHTH CLAUSE WITHIN THE TERM ESTABLISHED THEREIN.

14.2.10. TO CONTRACT AND RENEW THE INSURANCE ON THE DELGADO CLINIC AS INDICATED IN THE NINTH CLAUSE ABOVE.

14.2.11. WHEN APPLICABLE PURSUANT TO THIS CONTRACT, TO DELIVER THE RED CROSS POSSESSION OF ALL IMPROVEMENTS ON THE DELGADO CLINIC PROPERTY.

14.2.13. TO DESIGNATE THE APPRAISAL ENTITY, AS APPLICABLE, AS IS INDICATED IN THIS CONTRACT.

CLAUSE 15.

RIGHTS AND OBLIGATIONS OF THE RED CROSS.

15.1. UNDER THIS CONTACT, THE RED CROSS HAS THE FOLLOWING RIGHTS:

15.1.1. TO RECEIVE THE PAYMENT FOR MONTHLY INSTALLMENTS AS WELL AS THE OTHER AMOUNTS THAT ARE DUE BY THE

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 11 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED EIGHTY-EIGHT

AGREED DEADLINES.

15.1.2. AS ESTABLISHED IN THIS CONTRACT, TO RECEIVE OWNERSHIP OF THE DELGADO CLINIC BUILDING AT THE END OF THE TERM OF THIS CONTRACT. IN THE SITUATIONS DESCRIBED IN NUMERALS 16.2 AND 16.3, AND IN ALL OTHERS WHERE IT MUST PAY THE VALUE OF THE PROPERTY TO MEDIC-SER; THE TRANSFER OF OWNERSHIP FOR THE DELGADO CLINIC BUILDING WILL NOT TAKE PLACE UNTIL THE CORRESPONDING PAYMENT IS MADE.

15.1.3. ALL OF THE OTHER RIGHTS SET FORTH IN THE VARIOUS CLAUSES OF THIS CONTRACT AS WELL AS ALL OTHERS SET FORTH IN CURRENT LEGISLATION.

15.2. UNDER THIS CONTRACT, THE RED CROSS UNDERTAKES THE FOLLOWING OBLIGATIONS:

15.2.1. TO HAVE THIS CONTRACT RATIFIED BY THE NATIONAL RED CROSS ASSEMBLY, WHICH MUST BE DONE WITHIN SIXTY (60) DAYS AFTER THE DATE IT IS SIGNED. THE AGREEMENT BY THE NATIONAL RED CROSS ASSEMBLY MUST BE ADOPTED IN A SESSION WITH A VALID CALL AND THE RATIFICATION OF THIS CONTRACT MUST BE INCLUDED ON THE INVITATION AGENDA. THE RED CROSS MUST SEND A COPY OF THE CORRESPONDING MINUTES AND THE RESPECTIVE CALL POSITIONS.

THE PARTIES EXPRESSLY DECLARE THAT THIS OBLIGATION WILL NOT BE CONSIDERED MET WITH ANY AGREEMENT THAT MAY HAVE BEEN ADOPTED IN A NATIONAL RED CROSS ASSEMBLY SESSION HELD PRIOR TO THE DATE THIS CONTRACT IS SIGNED.

15.2.2. TO RECORD THE SURFACE RIGHTS WITHIN FOUR (4) MONTHS COUNTED FROM THE DATE THIS CONTRACT IS SIGNED. NOTWITHSTANDING THAT, IF THE RED CROSS DOES NOT RECORD THE SURFACE RIGHTS FOR CAUSES NOT IMPUTABLE TO IT WITHIN THE TERM GIVEN IN THE ABOVE PARAGRAPH, THE RED CROSS WILL HAVE A GRACE PERIOD OF THREE (3) ADDITIONAL MONTHS TO MAKE SAID RECORDATION. SAID GRACE PERIOD WILL BE CALCULATED STARTING FROM THE END OF THE TERM GIVEN IN THE ABOVE PARAGRAPH.

15.2.3. TO COLLABORATE WITH MEDIC-SER SO IT CAN PRESERVE SURFACE OWNERSHIP OF THE IMPROVEMENTS ON THE DELGADO CLINIC PROPERTY DURING THE TERM OF THIS CONTRACT.

15.2.4. TO SIGN ANY DOCUMENTATION THAT IT MAY BE NECESSARY TO FILE WITH ANY MUNICIPAL OR STATE ENTITY; IF NECESSARY; SO THAT MEDIC-SER CAN OBTAIN THE PERMITS AND LICENSES THAT MAY BE NECESSARY TO DEVELOP THE PROJECT AND OPERATE THE DELGADO CLINIC. ALL COSTS INVOLVED WILL BE EXCLUSIVELY ASSUMED BY MEDIC-SER.

15.2.5. TO SIGN ANY DOCUMENTATION THAT MAY BE NECESSARY AS ESTABLISHED IN THIS CONTRACT.

15.2.6. TO DESIGNATE THE APPRAISAL ENTITY, AS APPLICABLE, AS ESTABLISHED IN THIS CONTRACT.

15.2.7. TO COMPLETE THE RELEASE ON THE DELGADO CLINIC PROPERTY WITH THE REGISTRY THAT MAY BE NECESSARY FOR MEDIC-SER TO BE ABLE TO COMPLETE THE PROJECT.

15.2.8. TO ASSUME, MAKE PAYMENT OR COMPLETE THE PROCEDURES NECESSARY FOR EXEMPTION FROM THE PROPERTY TAX ON THE LAND OF THE DELGADO CLINIC PROPERTY.

CLAUSE 16.

CONSIDERATION FOR THE TRANSFER OF IMPROVEMENTS FOR THE DELGADO CLINIC.

16.1. THE DELGADO CLINIC AND ALL IMPROVEMENTS MADE ON OR UNDER THE SURFACE OF THE SOIL ON THE DELGADO CLINIC PROPERTY WILL AUTOMATICALLY AND IMMEDIATELY PASS INTO THE OWNERSHIP OF THE RED CROSS, WHICH WILL ACQUIRE IT COMPLETELY FREE OF CHARGE; IN THE FOLLOWING CASES:

16.1.1. UPON CONCLUSION OF THIS CONTRACT, INCLUDING THE CORRESPONDING RENEWALS, AS THE CASE MAY BE; IF MEDIC-SER DOES NOT COMMUNICATE ITS DECISION TO RENEW WITHIN THE PERIOD ESTABLISHED IN NUMERAL 4.2.4.2. OF THIS CONTRACT.

16.1.2. UPON CONCLUSION OF THE RENEWALS FOR THIS CONTRACT, IF SAID RENEWAL HAS GRANTED MEDIC-SER THE SURFACE RIGHTS FOR AT LEAST NINETY-NINE (99) YEARS OR THE MAXIMUM PERMITTED BY LAW.

16.1.3. IF ANY OF THE SITUATIONS DESCRIBED IN NUMERAL 19.1 ARE VERIFIED AND ARE NOT REMEDIED IN THE ESTABLISHED TERM.

16.1.4. IF ANY OF THE SITUATIONS DESCRIBED IN NUMERAL 19.3 ARE VERIFIED.

16.2. EXCEPT FOR THE CASES DESCRIBED IN THE ABOVE NUMERAL, IF THIS CONTRACT IS TERMINATED FOR CAUSES NOT IMPUTABLE TO MEDIC-SER; THE DELGADO CLINIC AND ALL OTHER IMPROVEMENTS MADE ON AND UNDER THE SURFACE OF THE SOIL ON THE DELGADO CLINIC PROPERTY WILL PASS INTO THE OWNERSHIP OF THE RED CROSS; FOR WHICH

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 12 of 30]

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED EIGHTY-NINE
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

THE RED CROSS MUST FIRST DELIVER THE VALUE OF THE PROPERTY TO MEDIC-SER.

THE RED CROSS ACKNOWLEDGES THAT MEDIC-SER WILL NOT TRANSFER OWNERSHIP OF THE SURFACE RIGHTS FOR THE DELGADO CLINIC AND ALL OTHER IMPROVEMENTS MADE ON AND UNDER THE SURFACE OF THE SOIL ON THE DELGADO CLINIC PROPERTY UNTIL THE RED CROSS MAKES THE RESPECTIVE PAYMENT. IF MEDIC-SER CONTINUES TO OPERATE THE DELGADO CLINIC WHILE THE VALUE OF THE PROPERTY IS BEING DETERMINED, AS ESTABLISHED IN THIS CLAUSE, IT MUST PAY THE RED CROSS THE AMOUNT CORRESPONDING TO THE MOST RECENT MONTHLY INSTALLMENT PAID AS THE MONTHLY INSTALLMENT.

16.3. IF THIS CONTRACT IS TERMINATED FOR CAUSES NOT IMPUTABLE TO THE RED CROSS OR MEDIC-SER; THE DELGADO CLINIC AND ALL OTHER IMPROVEMENTS MADE ON AND UNDER THE SURFACE OF THE SOIL N THE DELGADO CLINIC PROPERTY WILL PASS INTO THE OWNERSHIP OF THE RED CROSS; FOR WHICH THE RED CROSS MUST FIRST DELIVER THE VALUE OF THE PROPERTY TO MEDIC-SER.

THE RED CROSS ACKNOWLEDGES THAT MEDIC-SER WILL NOT TRANSFER OWNERSHIP OF THE SURFACE RIGHTS FOR THE DELGADO CLINIC AND ALL OTHER IMPROVEMENTS MADE ON AND UNDER THE SURFACE OF THE SOIL ON THE DELGADO CLINIC PROPERTY UNTIL THE RED CROSS MAKES THE RESPECTIVE PAYMENT. [sic]

IF MEDIC-SER IS LEGALLY PREVENTED FROM CONTINUING TO OPERATE THE DELGADO CLINIC; THE RED CROSS MUST PAY THE VALUE OF THE PROPERTY WITH OPERATING INCOME FROM THE DELGADO CLINIC OR THE BUSINESS THAT IS BEING CONDUCTED ON THE DELGADO CLINIC PROPERTY. BOTH PARTIES MUST EXPLORE ALTERNATIVES FOR THE OPERATION OF THE DELGADO CLINIC IN GOOD FAITH.

16.4. IN THE SITUATIONS ESTABLISHED IN NUMERALS 16.2 AND 16.3, THE PARTIES MUST AGREE ON THE PROPERTY VALUE. IF THE PARTIES DO NOT REACH AN AGREEMENT ON THE AMOUNT FOR THE PROPERTY VALUE, EACH PARTY WILL SELECT AND HIRE, AT ITS OWN EXPENSE AND LIABILITY, THE SERVICES OF AN APPRAISAL ENTITY; (APPRAISAL ENTITY 1, AND APPRAISAL ENTITY 2, RESPECTIVELY), TO MAKE THE CALCULATION FOR THE PROPERTY VALUE. IF EITHER OF THE PARTIES HAS NOT DESIGNATED THEIR APPRAISAL ENTITY, IT WILL BE APPOINTED BY THE ARBITRATION COURT DESIGNATED PURSUANT TO THE TWENTY-FOURTH CLAUSE OF THIS CONTRACT. THE PROPERTY VALUE DETERMINED BY EACH OF THE APPRAISER ENTITIES CHOSEN WILL BE FINAL AND UNAPPEALABLE FOR THE PARTIES. THE PARTIES AGREE THAT THE APPRAISAL ENTITIES SHALL HAVE A MAXIMUM TERM OF FOUR (4) MONTHS TO MAKE THE CORRESPONDING APPRAISAL.

16.5. FOR PURPOSES OF DETERMINING THE PROPERTY VALUE, APPRAISAL ENTITIES MUST, AMONG OTHER THINGS THAT THEY DEEM APPROPRIATE, CALCULATE THE VALUE OF THE PROPERTY USING MARKET CRITERIA AND SIMILAR CHARACTERISTICS OF OTHER PROPERTIES THAT USED FOR THE SAME PURPOSES. THAT BEING SAID, THE PARTIES AGREE TO THE FOLLOWING:

16.5.1. IF THE HIGHER VALUE OF THE PROPERTY VALUE OBTAINED IS LESS THAN OR EQUAL TO [**] OF THE LOWER PROPERTY VALUE, THE PROPERTY VALUE APPLICABLE WILL BE THE AVERAGE OF THE TWO PROPERTY VALUES OBTAINED BY APPRAISAL ENTITY 1 AND APPRAISAL ENTITY 2, RESPECTIVELY. SAID AVERAGE PROPERTY VALUE WILL BE DEFINITIVE, BINDING AND UNAPPEALABLE FOR THE PARTIES. ANNEX 7 TO THIS CONTRACT INCLUDES EXAMPLES FOR THE APPLICATION OF THIS CLAUSE.

16.5.2. IF THE HIGHER PROPERTY VALUE OBTAINED IS GREATER THAN [**] OF THE LOWER PROPERTY VALUE OBTAINED, THE APPLICABLE PROPERTY VALUE WILL BE DETERMINED BY A THIRD APPRAISAL ENTITY (APPRAISAL ENTITY 3), WHICH WILL BE DESIGNATED BY AGREEMENT OF ENTITY 1 AND APPRAISAL ENTITY 2. THE COSTS AND EXPENSES FOR APPRAISAL ENTITY 3 WILL BE ASSUMED BY BOTH PARTIES, EACH AT [**]. IF SUCH ENTITIES DO NOT REACH AN AGREEMENT AS TO THE DESIGNATION OF APPRAISAL ENTITY 3, SUCH DESIGNATION WILL BE MADE BY THE ARBITRATION COURT DESIGNATED IN CONFORMANCE WITH THE TWENTY-FOURTH CLAUSE.

APPRAISAL ENTITY 3 WILL BE THE ONE THAT DETERMINES WHETHER THE FOLLOWING WILL BE APPLICABLE FOR CALCULATION OF THE PROPERTY VALUE: (I) PROPERTY VALUE OBTAINED BY APPRAISAL ENTITY 1; (II) PROPERTY VALUE OBTAINED BY APPRAISAL ENTITY 2; OR (III) AN INTERMEDIATE POINT BETWEEN THE PROPERTY VALUES OBTAINED BY APPRAISAL ENTITIES 1 AND 2. THE DECISION OF APPRAISAL ENTITY 3 WILL BE DEFINITIVE, BINDING AND UNAPPEALABLE FOR THE PARTIES.

ONCE NOTIFIED OF THE DETERMINATION OF PROPERTY VALUE BY APPRAISAL ENTITY 3, THE RED CROSS WILL HAVE NINETY (90) DAYS TO PAY SAID VALUE TO MEDIC-SER.

THE RED CROSS ACKNOWLEDGES THAT MEDIC-SER WILL NOT TRANSFER OWNERSHIP OF THE SURFACE RIGHTS FOR THE DELGADO CLINIC AND ALL OTHER IMPROVEMENTS MADE ON AND UNDER THE SURFACE OF THE SOIL ON THE DELGADO CLINIC PROPERTY UNTIL

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 13 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED NINETY

THE RED CROSS MAKES THE RESPECTIVE PAYMENT. IF MEDIC-SER CONTINUES TO OPERATE THE DELGADO CLINIC WHILE THE VALUE OF THE PROPERTY IS BEING DETERMINED, AS ESTABLISHED IN THIS CLAUSE, IT MUST PAY THE RED CROSS THE AMOUNT CORRESPONDING TO THE MOST RECENT MONTHLY INSTALLMENT PAID AS THE MONTHLY INSTALLMENT.

16.6. IN THE SITUATIONS DESCRIBED IN NUMERALS 16.2 AND 16.3, AND IN ALL OTHERS WHERE IT MUST PAY THE VALUE OF THE PROPERTY TO MEDIC-SER, MEDIC-SER MUST DELIVER THE DELGADO CLINIC TO THE RED CROSS WITHIN THE MAXIMUM TERM OF NINETY (90) DAYS STARTING FROM THE DATE THE RED CROSS MAKES THE RESPECTIVE PAYMENT. HOWEVER, BOTH PARTIES RECOGNIZE THAT THE AMOUNT OF “NET INCOME AFTER TAXES” CORRESPONDING TO MEDIC-SER FOR SAID PERIOD WILL BELONG TO THE RED CROSS. THEREFORE, MEDIC-SER MUST DELIVER THE REFERENCED AMOUNT TO THE RED CROSS WITHIN FORTY-FIVE (45) CALENDAR DAYS FOLLOWING THE END OF THE CORRESPONDING MONTH.

FOR PURPOSES OF THIS CONTRACT, “NET INCOME AFTER TAXES” WILL BE UNDERSTOOD AS THE NET OPERATING INCOME OF MEDIC-SER FROM THE DELGADO CLINIC LESS OPERATING EXPENSES, FINANCING EXPENSES, EXTRAORDINARY EXPENSES, EMPLOYEE CONTRIBUTIONS AND THE CORRESPONDING INCOME TAX, IF APPLICABLE. LIKEWISE, FOR PURPOSES OF SAID CALCULATION, ALL PROVISIONS THAT MAY BE APPLICABLE SHOULD BE DEDUCTED.

EXCEPT AS ESTABLISHED IN THE THIRD PARAGRAPH OF 16.3, AS WELL AS IN ALL OTHER CASES WHERE THE RED CROSS ACQUIRES OWNERSHIP OF SURFACE RIGHTS TO THE DELGADO CLINIC AND ALL OTHER IMPROVEMENTS MADE ON AND UNDER THE SURFACE OF THE SOIL ON THE DELGADO CLINIC PROPERTY FREE OF CHARGE, THE RED CROSS ACKNOWLEDGES THAT MEDIC-SER WILL NOT TRANSFER OWNERSHIP OF THE SURFACE RIGHTS FOR THE DELGADO CLINIC AND ALL OTHER IMPROVEMENTS MADE ON AND UNDER THE SURFACE OF THE SOIL ON THE DELGADO CLINIC PROPERTY UNTIL THE RED CROSS MAKES THE RESPECTIVE PAYMENT. IF MEDIC-SER CONTINUES TO OPERATE THE DELGADO CLINIC WHILE THE VALUE OF THE PROPERTY IS BEING DETERMINED, AS ESTABLISHED IN THIS CLAUSE, IT MUST PAY THE RED CROSS THE AMOUNT CORRESPONDING TO THE MOST RECENT MONTHLY INSTALLMENT PAID AS THE MONTHLY INSTALLMENT.

CLAUSE 17.

FULL AGREEMENT.

17.1. THIS CONTRACT CONTAINS A VALID AND BINDING AGREEMENT BETWEEN THE PARTIES WITH RELATION TO THE PROJECT AS WELL AS DEVELOPMENT OF THE SAME ON THE DELGADO CLINIC PROPERTY, REPLACING THE PROJECT CONTRACTS DESCRIBED IN THE SECOND CLAUSE OF THIS CONTRACT, AS WELL AS ANY OTHER PRIOR AGREEMENT, DECLARATION, INTENTION OR COMMITMENT, EITHER WRITTEN, ORAL, BINDING OR NOT BINDING BETWEEN THE PARTIES WITH RESPECT TO SAID OBJECT AND PURPOSE.

17.2. LIKEWISE, THIS CONTRACT CONTAINS THE FULL AGREEMENT OF THE PARTIES AND INCLUDES ALL STIPULATIONS AND AGREEMENTS THAT HAVE BEEN AGREED UPON TO CARRY OUT THE PROJECT AND ASSUME THE OBLIGATIONS AND RIGHTS RELATED TO THE PURPOSE OF THE SAME.

CLAUSE 18.

PENALTIES FOR NON-COMPLIANCE

18.1. NON-COMPLIANCE BY MEDIC-SER.

18.1.1. IN THE EVENT OF A DELAY IN PAYMENT OF OBLIGATIONS ON THE PART OF MEDIC-SER AS ESTABLISHED IN NUMERAL 14.2.1. OF THE FOURTEENTH CLAUSE, THE RED CROSS MAY SEND A NOTICE TO MEDIC-SER ASSERTING DEFAULT SO THAT THE LATTER WILL PAY A DEFAULT INTEREST EQUIVALENT TO THE MAXIMUM RATE PERMITTED BY LAW. THE DEFAULT INTEREST WILL BEGIN TO ACCRUE AS OF THE SIXTIETH DAY AFTER THE DATE THE NOTICE OF DEFAULT IS RECEIVED.

18.1.2. IF MEDIC-SER FAILS TO COMPLY WITH THE OBLIGATIONS SET FORTH IN NUMERALS 14.2.2, 14.2.3, 14.2.4, 14.2.6, 14.2.7, 14.2.8, 14.2.9, 14.2.11 AND 14.2.13, THE RED CROSS MAY SEND A NOTICE TO MEDIC-SER ASKING IT TO REMEDY ITS NON-COMPLIANCE IN NO MORE THAN SIXTY (60) CALENDAR DAYS. IF MEDIC-SER IS NOT ABLE TO REMEDY ITS NON-COMPLIANCE WITHIN THE PERIOD GRANTED, MEDIC-SER WILL BE OBLIGATED TO PAY -AS A PENALTY AND FOR BREACH OF EACH OBLIGATION- THE APPLICABLE MONTHLY INSTALLMENT UNTIL MEDIC-SER FULFILLS THE CORRESPONDING OBLIGATION. EACH PENALTY OR PENALTIES, AS APPLICABLE, MUST BE PAID WITHIN A TERM OF ONE HUNDRED (120) [sic] CALENDAR DAYS STARTING ON THE DATE THE CORRESPONDING NOTICE IS RECEIVED.

18.1.3. IF MEDIC-SER DELAYS IN REMEDYING ANY NON-COMPLIANCE THAT IS LISTED BELOW WITHIN A PERIOD OF SIXTY (60) CALENDAR DAYS STARTING ON THE DATE THE RED CROSS NOTIFIES IT OF SAID

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 14 of 30]

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED NINETY-ONE
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

BREACH, THE RED CROSS WILL HAVE THE RIGHT TO ENFORCE THE PROCEDURES DESCRIBED IN NUMERAL 18.4.1.

18.1.3.1. IF MEDIC-SER USES THE DELGADO CLINIC IN A MANNER THAT DOES NOT COMPLY WITH THE PROVISIONS OF THE BEQUEST, THUS FAILING TO COMPLY WITH NUMERAL 14.2.5 OF THIS CONTRACT.

18.1.3.2. IF MEDIC-SER FAILS TO COMPLY WITH THE PAYMENT OBLIGATION DESCRIBED IN NUMERAL 14.2.1 OF CLAUSE FOURTEEN AND SAID NON-COMPLIANCE LASTS FOR A TERM OF ONE HUNDRED TWENTY (120) CALENDAR DAYS STARTING ON THE DATE THE NOTICE OF DEFAULT IS RECEIVED.

18.1.3.3. IF MEDIC-SER IS IN A SITUATION OF DEFAULT INVOLVING THE PAYMENT DESCRIBED IN NUMERAL 14.2.1 OF THE FOURTEENTH CLAUSE FOR A PERIOD LONGER THAN THREE HUNDRED (300) DAYS CALENDAR DAYS OVER A PERIOD OF FIVE (5) YEARS.

18.1.3.4. IF MEDIC-SER FAILS TO COMPLY WITH THE OBLIGATION TO PAY THE APPLICABLE PENALTY AS SET FORTH IN NUMERAL 18.1.2. OF THE EIGHTEENTH CLAUSE, AND SAID NON-COMPLIANCE LASTS FOR A TERM OF ONE HUNDRED TWENTY (120) CALENDAR DAYS STARTING ON THE DATE THE NOTICE OF SAID PENALTY IS RECEIVED.

18.1.3.5. IF MEDIC-SER DOES NOT SUBSTITUTE OR EXTEND THE GUARANTY DESCRIBED IN THE ELEVENTH CLAUSE IN CONFORMANCE WITH WHAT IS DESCRIBED IN SAID CLAUSE.

18.1.3.6. IF MEDIC-SER DOES NOT CONTRACT OR RENEW THE INSURANCE ON THE DELGADO CLINIC WITHIN THE DEADLINES ESTABLISHED IN CLAUSE NINE ABOVE.

18.1.4. IF MEDIC-SER DOES NOT COMPLY WITH THE OBLIGATIONS DESCRIBED IN NUMERAL 18.1.3 ABOVE WITHIN THE TERM DESCRIBED THEREIN, MEDIC-SER MUST ASSIGN ITS CONTRACTUAL POSITION IN THIS CONTRACT TO A NEW OPERATOR FOR THE DELGADO CLINIC, WHICH WILL BE DESIGNATED ACCORDING TO THE FOLLOWING PROCEDURE;

18.1.4.1. MEDIC-SER WILL HAVE A MAXIMUM TERM OF (6) MONTHS STARTING FROM THE CONCLUSION OF THE PERIODS ESTABLISHED IN NUMERAL 18.1.3 ABOVE TO:

(I) DESIGNATE THE NEW OPERATOR FOR THE DELGADO CLINIC; AND

(II) ASSIGN THE CONTRACTUAL POSITION OF MEDIC-SER TO A NEW OPERATOR UNDER THIS CONTRACT, WHICH WILL BE SUBJECT TO THE CONDITION PRECEDENT THAT IT SIGNS THE DOCUMENTS DESCRIBED IN ITEMS (A), (B) AND (C) OF NUMERAL 18.1.4.3. BELOW. THE PARTIES EXPRESSLY AGREE THAT MEDIC-SER WILL HAVE COMPLIED WITH THIS ITEM IN THAT IT HAS PRESENTED THE RED CROSS WITH A DOCUMENT SIGNED BY MEDIC-SER AND THE NEW OPERATOR UNDER WHICH MEDIC-SER HAS ASSIGNED ITS CONTRACTUAL POSITION IN THIS CONTRACT TO THE NEW OPERATOR OF THE DELGADO CLINIC. IF IT IS NECESSARY FOR THE RED CROSS TO PARTICIPATE IN SAID DOCUMENT; THIS ITEM (II) WILL BE UNDERSTOOD AS COMPLETED UPON DELIVERY OF THE DOCUMENT SIGNED BY MEDIC-SER AND THE OPERATOR TO THE RED CROSS.

18.1.4.2. IF THE TERM GIVEN IN NUMERAL 18.1.4.1. ABOVE HAS PASSED AND NONE OF THE SITUATIONS DESCRIBED IN ITEMS (I) AND (II) OF NUMERAL 18.1.4.1 ABOVE HAVE BEEN VERIFIED, THE RED CROSS MAY SEND A NOTICE TO MEDIC-SER -PURSUANT TO THE MECHANISM ESTABLISHED IN ARTICLE 1430 OF THE CIVIL CODE- TERMINATING THIS CONTRACT. IN THIS CASE, THE RED CROSS WILL ACQUIRE OWNERSHIP OF THE DELGADO CLINIC AND ANY OTHER BUILDING RAISED ON THE DELGADO CLINIC PROPERTY AUTOMATICALLY AND COMPLETELY FREE OF CHARGE, EXCEPT WHEN THE CAUSE IS IMPUTABLE TO THE RED CROSS.

18.1.4.3. IF COMPLIANCE WITH THE REQUISITES DESCRIBED IN ITEMS (I) AND (II) OF NUMERAL 18.1.4.2. ABOVE IS VERIFIED WITHIN THE ESTABLISHED TERM, THE RED CROSS MUST SIGN THE NECESSARY DOCUMENTATION WITH THE NEW OPERATOR OF THE DELGADO CLINIC IN ORDER TO ENSURE VALIDITY OF THE SURFACE RIGHTS AND, THEREFORE, OF THIS CONTRACT. SAID DOCUMENTATION MUST INCLUDE THE FOLLOWING: (A) THE OBLIGATION OF THE NEW OPERATOR FOR THE DELGADO CLINIC TO RESPECT ALL TERMS AND CONDITIONS OF THIS CONTRACT, INCLUDING BUT NOT LIMITED TO PAYMENT OF MONTHLY INSTALLMENTS; (B) THE OBLIGATION OF THE NEW OPERATOR TO PAY THE PROPERTY VALUE TO MEDIC-SER, AS WELL AS ALL AMOUNTS OWED BY MEDIC-SER TO THE RED CROSS UNDER THIS CONTRACT AT THE TIME OF DELIVERY OF THE DELGADO CLINIC; AND (C) THE COMMITMENT OF THE RED CROSS TO RESPECT THE VALIDITY OF THIS CONTRACT.

18.1.4.4. IF THE PROPERTY VALUE EXCEEDS THE AMOUNT OF DEBT THAT MEDIC-SER HOLDS WITH THE FINANCIAL ENTITY (DEBT GENERATED SOLELY AS PART OF THIS CONTRACT), SAID ENTITY MAY CHOOSE ANY OF THE FOLLOWING ALTERNATIVES: (I) COLLECT THE FULL AMOUNT OF THE DEBT CHARGED TO MEDIC-SER (THE REMAINDER WOULD BE DELIVERED TO MEDIC-SER); OR (B) [sic] DO NOT COLLECT ITS DEBT AND HAVE THE NEW OPERATOR ASSUME THE CONTRACTUAL POSITION OF MEDIC-SER IN THE RESPECTIVE FINANCING CONTRACT. IN THIS LAST CASE, THE PROPERTY VALUE WOULD BE DELIVERED TO MEDIC-SER.

18.1.4.5. IF THE PROPERTY VALUE IS LESS THAN THE AMOUNT OWED BY MEDIC-SER TO THE FINANCIAL ENTITY

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 15 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED NINETY-TWO

IN QUESTION, THE LATTER WILL HAVE TWO OPTIONS: (A) COLLECT THE FULL AMOUNT OF THE PROPERTY VALUE AND ASK THE RED CROSS TO ENFORCE THE BOND OR GUARANTEE GRANTED UNDER THIS CONTRACT, AS THE CASE MAY BE TO PAY THE CREDIT OWED TO THE REFERENCED FINANCIAL ENTITY; OR (B) DO NOT COLLECT ITS DEBT AND HAVE THE NEW OPERATOR ASSUME THE CONTRACTUAL POSITION OF MEDIC-SER IN THE RESPECTIVE FINANCING CONTRACT. IN THIS LAST CASE, THE PROPERTY VALUE WOULD BE DELIVERED TO MEDIC-SER.

18.1.5. THE PARTIES AGREE THAT IF THE NEW OPERATOR DESCRIBED IN NUMERAL 18.1.4 ABOVE DEFAULTS ON ANY SIX (6) MONTHLY INSTALLMENTS, CONSECUTIVE OR NOT, STARTING ON THE DATE SAID OPERATOR TAKES OVER OPERATION OF THE DELGADO CLINIC, THE RED CROSS MAY SEND IT A NOTICE AND TERMINATE THIS CONTRACT PURSUANT TO THE MECHANISM ESTABLISHED IN THE NINETEENTH CLAUSE OF THIS CONTRACT. ONCE THIS CONTRACT IS TERMINATED, THE RED CROSS WILL ACQUIRE OWNERSHIP OF THE DELGADO CLINIC AND ANY OTHER BUILDING RAISED ON THE DELGADO CLINIC PROPERTY AUTOMATICALLY AND COMPLETELY FREE OF CHARGE. NOTWITHSTANDING THE PROVISIONS IN THE ABOVE PARAGRAPH, THE PARTIES DECLARE THAT FROM THE MOMENT THE NEW OPERATOR ASSUMES THE CONTRACTUAL POSITION OF MEDIC-SER IN THIS CONTRACT, THE PROCEDURE REGULATED IN NUMERAL 18.1.4 WILL NO LONGER BE REGULATED, THEREFORE, UPON VERIFYING ANY OF THE SITUATIONS DESCRIBED IN NUMERAL 18.1.3, THE RED CROSS MAY TERMINATE THIS CONTRACT AS ESTABLISHED IN NUMERAL 19.3 OF THE NINETEENTH CLAUSE OF THIS CONTRACT.

18.2. NON-COMPLIANCE BY THE RED CROSS.

18.2.1. IN THE EVENT OF A FAILURE OF THE RED CROSS TO COMPLY WITH ANY OF THE OBLIGATIONS DESCRIBED IN NUMERALS 15.2.3, 15.2.4, 15.2.5, 15.2.6, AND 15.2.7, MEDIC-SER MAY SEND A NOTICE TO THE RED CROSS REQUESTING THAT IT REMEDY ITS NON-COMPLIANCE WITHIN THE PERIOD GIVEN. MEDIC-SER WILL HAVE THE RIGHT FOR RED CROSS TO PAY IT A PENALTY, FOR EACH NON-COMPLIANCE, EQUIVALENT TO [**] UNTIL THE RED CROSS FULFILLS THE CORRESPONDING OBLIGATION. THE RED CROSS DECLARES THAT MEDIC-SER WILL HAVE THE RIGHT TO WITHHOLD THE CORRESPONDING MONTHLY INSTALLMENTS UNTIL COMPLIANCE WITH THE RESPECTIVE OBLIGATION.

18.2.2. IF THE RED CROSS FAILS TO GRANT THE PREFERENTIAL RIGHT DESCRIBED IN NUMERAL 4.2.5. OF THE FOURTH CLAUSE FOR CAUSES IMPUTABLE TO THE RED CROSS OR THE OPERATOR WITH WHICH THE RED CROSS HAS SIGNED A DOCUMENT TO OPERATE THE DELGADO CLINIC, THE RED CROSS MUST PAY MEDIC-SER, AS A PENALTY,

[**], AS ESTABLISHED IN THE SIXTEENTH CLAUSE OF THIS CONTRACT.

CLAUSE 19.

CONTRACT TERMINATION.

THE PARTIES MAY TERMINATE THIS CONTRACT IN THE FOLLOWING SITUATIONS:

19.1. BY THE RED CROSS:

19.1.1. IF GSP DOES NOT MAKE THE CAPITAL INCREASE FOR MEDIC-SER IN THE TERM DESCRIBED IN THE ELEVENTH CLAUSE.

19.1.2. IF THE NEW OPERATOR FAILS TO MAKE PAYMENT FOR SIX (6) MONTHLY INSTALLMENTS, AS SET FORTH IN THE LAST PART OF NUMERAL 18.1.4.1 OF THIS CONTRACT.

19.2. BY MEDIC-SER:

19.2.1. IF THE NATIONAL RED CROSS ASSEMBLY SESSION IS NOT HELD, AS ESTABLISHED IN NUMERAL 15.2.1. OF THIS CONTRACT, IN THIS CASE THE RED CROSS WILL REMAIN OBLIGATED TO RETURN THE AMOUNTS DELIVERED BY MEDIC-SER IN CONFORMANCE WITH NUMERAL 5.2.1 OF THIS CONTRACT.

19.2.2. IF THE RED CROSS DOES NOT COMPLY WITH THE RECORDATION OF SURFACE RIGHTS AS ESTABLISHED IN NUMERAL 19.2.2 OF THIS CONTRACT. IN THIS CASE, THE RED CROSS WILL REMAIN OBLIGATED TO RETURN THE AMOUNTS DELIVERED BY MEDIC-SER IN CONFORMANCE WITH NUMERAL 5.2.1 OF THIS CONTRACT.

19.2.3. IF THE RED CROSS SELLS, MORTGAGES OR OTHERWISE TRANSFERS OR LOSES ITS OWNERSHIP RIGHTS, OR ASSIGNS ANY OF TIS RIGHTS TO THE DELGADO CLINIC PROPERTY TO A THIRD PARTY.

19.2.4. IF THE RED CROSS FAILS TO COMPLY WITH THE OBLIGATION THAT GAVE RISE TO THE APPLICABLE PENALTY UNDER THE PROVISIONS OF NUMERAL 18.2.1 OF THE EIGHTEENTH CLAUSE, AND SAID BREACH LASTS FOR A TERM OF ONE HUNDRED WENDY (120) CALENDAR DAYS STARTING ON THE DATE NOTICE OF SAID PENALTY IS RECEIVED.

IN ANY OF THE CASES INDICATED IN NUMERALS 19.1 AND 19.2, THE AFFECTED PARTY MUST FIRST SEND A NOTICE TO THE OTHER PARTY REQUESTING THAT IT REMEDY ITS NON-COMPLIANCE WITHIN A PERIOD NO LONGER

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 16 of 30]

CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED NINETY-THREE
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

THAN SIXTY (60) CALENDAR DAYS, WITH THE UNDERSTANDING THAT THE CONTRACT IS CONSIDERED TERMINATED IN FULL RIGHT.

19.3. FINALLY, THE PARTIES AGREE THAT THE RED CROSS MAY TERMINATE THIS CONTRACT, PURSUANT TO THE MECHANISM ESTABLISHED IN ARTICLE 1430 OF THE CIVIL CODE, IN THE FOLLOWING CASES:

19.3.1. IF THE NEW OPERATOR OF THE DELGADO CLINIC HAS NOT BEEN DESIGNATED AND/OR MEDIC-SER HAS NOT ASSIGNED ITS CONTRACTUAL POSITION, AS INDICATED IN NUMERAL 18.1.4.1 OF THIS CONTRACT.

19.3.2. IF, UNDER ARTICLE 18.1.4.1 OF THIS CONTRACT, THE NEW OPERATOR EXPERIENCES ANY OF THE SITUATIONS DESCRIBED IN NUMERAL 18.1.3.

CLAUSE 20.

ON CONTRACT ASSIGNMENT.

20.1. THE PARTIES AGREE THAT MEDIC-SER MAY ASSIGN ALL OR PART OF ITS RIGHTS OR OBLIGATIONS, OR ITS CONTRACTUAL POSITION IN THIS CONTRACT, TO AN AFFILIATED BUSINESS; FOR WHICH REASON, IN THIS NUMERAL, THE RED CROSS GRANTS ITS PRIOR AND EXPRESS AUTHORIZATION FOR SAID ASSIGNMENT. THE ASSIGNEE MUST EXPRESSLY AND IN WRITING COMMIT AND BE BOUND TO RESPECT AND FAITHFULLY COMPLY WITH ALL TERMS AND CONDITIONS SET FORTH IN THIS CONTRACT.

20.2. THE PARTIES AGREE THAT MEDIC-SER MAY ASSIGN ALL OR PART OF ITS RIGHTS OR OBLIGATIONS, OR ITS CONTRACTUAL POSITION IN THIS CONTRACT, TO THE NEW OPERATOR DESIGNATED TO MANAGE THE DELGADO CLINIC, AS INDICATED IN THIS CONTRACT; FOR WHICH REASON, IN THIS NUMERAL, THE RED CROSS GRANTS ITS PRIOR AND EXPRESS AUTHORIZATION FOR ANY ASSIGNMENT. THE DESIGNATED OPERATOR MUST EXPRESSLY AND IN WRITING COMMIT AND BE BOUND TO RESPECT AND FAITHFULLY COMPLY WITH ALL TERMS AND CONDITIONS SET FORTH IN THIS CONTRACT.

20.3. THE PARTIES AGREE THAT EXCEPT FOR THE PROVISIONS IN THE PREVIOUS NUMERALS, NEITHER ALL NOR PART OF THEIR CONTRACTUAL POSITION IN THIS CONTRACT CAN BE ASSIGNED UNLESS THEY HAVE EXPRESS AND PRIOR CONSENT FROM THE OTHER PARTY.

20.4. ANY ASSIGNMENT OR TRANSFER THAT IS MADE CONTRADICTING THE PROVISIONS OF THIS CLAUSE WILL BE NULL AND THUS LACK ALL EFFECT FOR ANYONE WHO ACQUIRES THEM IN SUCH A WAY, FOR THIRD PARTIES AND THE PARTIES.

CLAUSE 21.

APPLICABLE LAW.

THE PARTIES AGREE THAT THIS CONTRACT WILL BE GOVERNED BY THE LAWS OF THE REPUBLIC OF PERU.

CLAUSE 22.

CONFIDENTIALITY.

22.1. THE PARTIES AGREE THAT THIS CONTRACT, ITS TERMS, CONDITIONS AND ANY INFORMATION, DOCUMENTATION OR COMMUNICATION RELATED TO THIS CONTRACT ARE CONFIDENTIAL AND WILL BE KEPT STRICTLY RESERVED UNTIL THE PARTIES AGREE TO DO SO EXPRESSLY AND IN WRITING, LEAVING THIS CONFIDENTIALITY OBLIGATION INEFFECTIVE.

22.2. FOR THIS PURPOSE, CONFIDENTIAL INFORMATION WILL BE CONSIDERED ANY INFORMATION, DOCUMENT OR REGISTRATION OF THE DELGADO CLINIC, THE PROJECT, GSP AND/OR THE RED CROSS THAT MEDIC-SER AND/OR THE RED CROSS HAS HAD ACCESS TO AND/OR THAT HAS BEEN NECESSARY TO DELIVER TO THE RED CROSS, MEDIC-SER AND/OR THEIR RESPECTIVE FINANCIAL, ACCOUNTING OR LEGAL ADVISERS, AS WELL AS ANY COMPLEMENTARY OR CONNECTED DOCUMENT, UNLESS IT IS IN THE PUBLIC DOMAIN. LIKEWISE, THIS CONTRACT, AS WELL AS ANY INFORMATION RELATED TO THE CELEBRATION OF THE SAME MUST BE KEPT STRICTLY CONFIDENTIAL.

22.3. THE CONFIDENTIALITY OBLIGATION SET FORTH IN THIS CLAUSE IS EXCLUDED FOR:

22.3.1. ANY COMMUNICATIONS THAT MUST BE MADE BY SHAREHOLDERS OR AFFILIATED BUSINESSES OF GSP TO THE CONTRIBUTORS OR PARTICIPANTS OF INVESTMENT FUNDS THAT ADMINISTER THEM OR THE REGULATORY ENTITIES THAT OVERSEE THEM, AS THE CASE MAY BE.

22.3.2. ANY DISCLOSURE OF INFORMATION MADE BY SHAREHOLDERS OF GSP TO PARTICIPANTS AND/OR POSSIBLE PARTICIPANTS OF FUNDS AND/OR BUSINESSES IN THEIR PRESENTATIONS, CONFERENCES, AND/OR EXPOSITIONS, AS LONG AS SAID DISCLOSURE IS NOT MADE ON MASS MEDIA.

22.3.3. ANY COMMUNICATIONS THAT ANY OF THE PARTIES MUST MAKE UNDER COURT, ARBITRATION OR ADMINISTRATIVE ORDER, AT THE REQUEST OF ANY STOCK EXCHANGE OR SIMILAR ENTITY, OR THAT MAY BE DEMANDED UNDER APPLICABLE REGULATIONS. IN THIS SITUATION, SAID PARTY MUST NOTIFY THE OTHER PARTY IMMEDIATELY AND IN WRITING (EITHER BY MAIL OR EMAIL), SO THAT THE PARTIES CAN TAKE THE PERTINENT ACTIONS.

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 17 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED NINETY-FOUR

22.3.4 ALL COMMUNICATIONS THAT ARE MADE AND INSERTED IN THE PERTINENT PUBLIC REGISTRIES, TO GRANT PUBLICITY AND ENFORCEABILITY AGAINST THIRD PARTIES OF THE RIGHTS CONFERRED BETWEEN THE PARTIES UNDER THIS CONTRACT.

22.4. FAILURE TO COMPLY WITH THIS CONFIDENTIALITY OBLIGATION FOR CAUSES IMPUTABLE TO ONE PARTY WILL GENERATE THE PAYMENT OF AN AUTOMATIC PENALTY UP TO [**]; NOTWITHSTANDING CIVIL ACTIONS THAT THE AFFECTED PARTY MAY FILE. NON-COMPLIANCE WITH THE OBLIGATION SHALL BE DETERMINED BY AN ARBITRATION COURT, IN CONFORMANCE WITH THE TWENTY-FOURTH CLAUSE OF THIS CONTRACT.

IF THE RED CROSS MUST PAY THE PENALTY DESCRIBED IN THIS NUMERAL, MEDIC-SER WILL BE AUTHORIZED TO WITHHOLD THE CORRESPONDING MONTHLY INSTALLMENTS UP TO THE AMOUNT OF THE REFERENCED PENALTY.

22.5. NOTWITHSTANDING THE REGULATIONS IN THIS CLAUSE, THE PARTIES MAY PUBLICLY ACKNOWLEDGE THE AGREEMENT REGULATED IN THIS CONTRACT IN A PRESS RELEASE THAT WILL BE PREPARED JOINTLY BY THE PARTIES.

CLAUSE 23.

NOTIFICATIONS AND ADDRESS.

23.1 ALL NOTIFICATIONS AND COMMUNICATIONS SENT BETWEEN THE PARTIES SHALL BE MADE TO THE INDIVIDUALS AND ADDRESSES MENTIONED IN THE INTRODUCTION OF THIS CONTRACT.

23.2. THE PARTIES ARE OBLIGATED TO COMMUNICATE ANY CHANGE IN THEIR REPRESENTATIVES AND/OR ADDRESS WITHIN FIVE (5) BUSINESS DAYS OF BEING PRODUCED. IN ALL CASES, IF FEASIBLE, THEY WILL MAKE YOUR BEST EFFORT TO COMMUNICATE SAID CHANGE OF ADDRESS BEFORE THE DATE GIVEN. AS LONG AS THE CHANGES ARE NOT COMMUNICATED PURSUANT THIS CLAUSE, COMMUNICATIONS AND OR NOTIFICATIONS MADE TO THE ABOVE REPRESENTATIVES AND/OR ADDRESSES WILL BE VALID.

CLAUSE 24.

ON ARBITRATION.

IN THE SITUATION OF ANY DISPUTE, COMPLAINT, CONFLICT OF INTEREST, LEGAL UNCERTAINTY OR PAYMENT REQUIREMENT THAT COULD BE CLAIMED RELATED TO THE CELEBRATION, INTERPRETATION AND/OR EXECUTION OF THIS CONTRACT, THE PARTIES MAY SUBMIT THE DISPUTE FOR A HEARING AND DECISION BY THREE (3) ARBITERS, ONE DESIGNATED FOR EACH OF THE PARTIES AND THE THIRD DESIGNATED ARBITER FOR BOTH PARTIES, WHO WILL BE PRESIDENT OF THE RESPECTIVE ARBITRATION COURT (THE ARBITRATION COURT). THE ARBITRATION PROCEDURE WILL BE REGULATED BY THE FOLLOWING PROVISIONS:

24.1. IN THE NOTICE DEMANDING SUBMISSION OF THE DISPUTE TO AN ARBITRATION PROCESS, THE PARTIES SHALL INCLUDE THE DESIGNATION OF THEIR ARBITER. THE OTHER PARTY SHALL, WITHIN TEN (10) CALENDAR DAYS FOLLOWING THE DATE SAID NOTIFICATION IS RECEIVED, DESIGNATE THEIR ARBITER AND NOTIFY THE OTHER PARTY ABOUT SUCH DESIGNATION. IF NO RESPECTIVE ARBITER IS DESIGNATED, THE PARTY THAT INITIATES THE ARBITRATION SHALL BE ENTITLED TO REQUEST THE DESIGNATION OF A SECOND ARBITER FROM THE AMERICAN CHAMBER OF COMMERCE OF PERU.

24.2 ALL MEMBERS OF THE ARBITRATION COURT WILL BE ATTORNEYS AND WILL RESOLVE THE DISPUTE ACCORDING TO THE LAW (ARBITRATION AT LAW).

24.3. THE ARBITRATION WILL TAKE PLACE IN THE CITY OF LIMA, PERU, AND IN SPANISH, AND THE RULING WILL BE PRONOUNCED WITHIN FORTY-FIVE (45) DAYS FOLLOWING THE START THE PROCEEDINGS IN THE ARBITRATION COURT.

24.4. THE AWARD ISSUED BY THE ARBITRATION COURT WILL BE FINAL AND BINDING; AS A CONSEQUENCE, THE PARTIES EXPRESSLY RENOUNCE RIGHT TO FILE AN APPEAL. THE AWARD ISSUED BY THE ARBITRATION COURT MAY ONLY BE ANNULLED FOR ANY OF THE CAUSES SET FORTH BY APPLICABLE LAW, FOR WHICH THE JUDGES AND COURTS OF THE CITY OF LIMA WILL HAVE JURISDICTION.

24.5. ALL EXPENSES THAT ARE INCURRED FOR ARBITRATION SHALL BE PAID BY THE PARTIES AS DETERMINED BY THE ARBITRATION COURT ITSELF.

24.6. EVERYTHING RELATED TO THE ARBITRATION AGREEMENT AND/OR ARBITRATION THAT IS NOT REGULATED BY THIS CLAUSE WILL BE REGULATED BY THE PROVISIONS IN LEGISLATIVE DECREE NUMBER 1071.

24.7. THE PARTIES AGREE THAT ANY LACK OF DETERMINATION ON A PROSPECTIVE AND DENIED CONTROVERSY THAT COULD BE SUBMITTED FOR ARBITRATION DECISION, SHALL NOT BE A REASON FOR ANY THEM TO UPHOLD THAT THIS

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 18 of 30]

[watermark:] constanza.velasquezcabrera@davispolk.com Project Apple/02/12/2020 10:34 p.m.
CONFIDENTIAL
LUIS DANNON BRENDER		CERTIFIED COPY
NOTARY PUBLIC OF LIMA	EIGHTEEN THOUSAND SIX HUNDRED NINETY-FIVE
Av. Javier Prado Oeste 705 - Magdalena		[seal:] [signature]
Tel. 261-0009 /261-9081 Fax: 460 2011		Dr. LUIS DANNON BRENDER
ATTORNEY
NOTARY PUBLIC OF LIMA

CLAUSE DOES NOT CONSTITUTE AN ARBITRATION AGREEMENT.

CLAUSE 25.

GENERAL PROVISIONS.

EXCEPT WHEN EXPRESSLY INDICATED OTHERWISE OR WHEN THE CONTEXT SO REQUIRES, THE FOLLOWING RULES SHALL BE OBSERVED IN THE INTERPRETATION OF THE CONTRACT:

25.1. THE TITLES USED FOR EACH CLAUSE ARE SOLELY FOR REFERENCE AND HAVE NO EFFECT ON THE INTERPRETATION OF THE CONTENT OR SCOPE OF THIS CONTRACT.

25.2. THE SINGULAR INCLUDES THE PLURAL AND VICE VERSA.

25.3 REFERENCE TO ANY GENDER INCLUDES THE OTHER GENDER.

25.4. REFERENCE TO ANY CONTRACT (INCLUDING THIS CONTRACT), DOCUMENT OR INSTRUMENT IS UNDERSTOOD TO APPLY TO SUCH CONTRACT, DOCUMENT OR INSTRUMENT AS IT MAY BE MODIFIED OR REGULATED FROM TIME TO TIME ACCORDING TO THE TERMS CONTAINED IN EACH OF THEM AND, IF APPLICABLE, THE TERMS CONTAINED IN THIS CONTRACT.

25.5. UNLESS THE CONTEXT DEMANDS AN INTERPRETATION TO THE CONTRARY, REFERENCE TO ANY CLAUSE OR NUMERAL SIGNIFIES THAT CLAUSE OR NUMERAL IN THIS CONTRACT.

25.6. “INCLUDING” (AND, CONSEQUENTLY, “INCLUDES”) SIGNIFIES THAT IT INCLUDES THE DESCRIPTION PRECEDING THE USE OF SAID TERM IN A GENERAL WAY, WITHOUT LIMITATION; AND,

25.7. ANY REFERENCE TO A “PARTY” OR “PARTIES” IN THIS CONTRACT SHOULD BE UNDERSTOOD AS A PARTY OR PARTIES TO THIS CONTRACT, AS THE CASE MAY BE.

SIGNED IN PROOF OF CONFORMANCE IN LIMA, ON THE EIGHTH DAY OF THE MONTH OF JULY OF THE YEAR TWO THOUSAND NNE.

SIGNED: JESUS ANTONIO ZAMORA LEON.- BELOW THE SIGNATURE: MEDIC SER.- NAME JESUS ANTONIO ZAMORA LEON.- POSITION: MANAGING DIRECTOR.

SIGNED: NORMA ISABEL CAMPOBLANCO DE VEGA.- BELOW THE SIGNATURE: RED CROSS.- NAME: NORMA ISABEL CAMPOBLANCO DE VEGA.- POSITION: LEGAL ADMINISTRATOR / TEMPORARY MEMBER OF THE BOARD OF DIRECTORS.

SIGNED: LUIS FELIPE PINILLOS PALOMINO.- BELOW THE SIGNATURE: GSP.- NAME: LUIS FELIPE PINILLOS CASABONNE.- POSITION: ATTORNEY.

DOCTOR ANAHI COM ARGUELLES AUTHORIZES THIS NOTE.- ATTORNEY.- LIMA BAR ASSOCIATION REGISTRATION NUMBER 33568.

ANNEX 1.

SERVICES.

1. EMERGENCY

2. PHARMACY

3. OUTPATIENT SERVICES

4. DIAGNOSTICS

5. SURGERY

6. INTENSIVE CARE

7. BOARDING (ROOM AND NUTRITION SERVICES FOR ADMITTED PATIENTS)

8. CAFETERIA

9. ADMINISTRATION

ANNEX 2

CALCULATION AND ADJUSTMENT OF THE MONTHLY INSTALLMENTS.

MONTHLY INSTALLMENT	AMOUNT (USD)
1	[**]
2	[**]
3	[**]
4	[**]
5	[**]
6	[**]
7	[**]
8	[**]

MONTHLY INSTALLMENT	AMOUNT (USD)
21	[**]
22	[**]
23	[**]
24	[**]
25	[**]
26	[**]
27	[**]
28	[**]

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 19 of 30]

CONFIDENTIAL

EIGHTEEN THOUSAND SIX HUNDRED NINETY-FOUR

Certain confidential information contained in this document, marked by [**] has been omitted because the registrant has determined that the information (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

[1.5.4.1.4] [Surface Rights 1.pdf] [Page 20 of 30]